                                                                 Exhibit 10 (45)


                                                                  EXECUTION COPY

                           ENGINE SECURITY AGREEMENT
                           -------------------------

     TOWER AIR, INC., a Delaware corporation (the "Debtor"), for valuable consideration, the receipt of which hereby is acknowledged, hereby transfers, assigns and pledges to UNICAPITAL AIRCRAFT ENGINE GROUP, INC., a Delaware corporation (the "Secured Party"), and grants to the Secured Party a security interest in the following collateral, wherever located, now existing and hereafter arising or coming into existence (the "Collateral"):

        (a) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 685780, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

        (b) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 662412, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

        (c) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 662792, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

        (d) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 686101, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise; and

        (e) The proceeds and products of the foregoing in whatever form the same may be, for the purpose of securing the payment to the Secured Party and the performance by the Debtor of the following ("Obligations"): the obligations, covenants and duties owing to the Secured Party from the Debtor under the Aircraft Engine Purchase Agreement, dated as of February 8, 1999, between the Debtor and the Secured Party, including the Secured Party's obligations under the Promissory Note (the "Note") attached as Exhibit A thereto, as whether now existing or hereafter arising.

     The Debtor further warrants to and agrees with the Secured Party as follows:

     1.  Preservation of Collateral. The Debtor will keep the Collateral in good
         --------------------------
order and repair at all times, will use same with reasonable care and caution, will not part with ownership thereof and will give representatives of the Secured Party access thereto at all reasonable times upon reasonable notice to the Debtor. The Debtor will not part with possession of the Collateral nor lease or hire out same without the written consent of the Secured Party which shall not unreasonably be withheld (provided, that so long as no Event of Default is continuing, the Debtor, without the written consent of the Secured Party, may, subject and subordinate in all respects to this Agreement and the Secured Party's rights hereunder, (i) sublease the Collateral to any affiliate of the Debtor; (ii) subject the Collateral to normal interchange or pooling agreements with responsible air carriers entered into by the Debtor in the ordinary course of business; and (iii) deliver possession of the Collateral to a Federal Aviation Administration-approved maintenance facility for testing, service, repair, maintenance or overhaul work). The Debtor will not knowingly use, or permit the Collateral to be used, in violation of any federal, state, county or municipal law or regulation or for any unlawful purpose whatsoever.

     2.  Insurance.
         ---------

          2.1 The Debtor will keep the Collateral insured in respect of both ground and flight risk under its fleet policy on terms and conditions substantially similar to those in effect on the date hereof. All such insurance policies will name the Secured Party as an additional insured and, where applicable, as loss payee under a loss payable endorsement satisfactory to thc Secured Party. The Debtor will deliver to the Secured Party certificates representing such insurance policies upon the execution hereof. All amounts payable in settlement of insurance losses not constituting a total loss shall be used to repair, replace or restore the Collateral. If any Event of Default shall then be continuing, all amounts payable in settlement of a total loss may be applied, at the Secured Party's option, to the Obligations in the order determined by the Secured Party.

          2.2 The Debtor will at its expense carry or cause to be carried public liability (including, without limitation, contractual liability and passenger legal liability), payable in U.S. dollars, with respect to the any airframe upon which any item of Collateral is installed (i) in amounts, of the type and covering the risks reasonably acceptable to the Secured Party, but in no event shall the amount of such insurance be less than that which at the time is customarily carried with respect to similar aircraft by corporations engaged in the same or similar business and similarly situated with the Debtor, and (ii) with insurers of recognized international responsibility reasonably satisfactory to the Secured Party.

          2.3  Any policies of insurance required pursuant to either paragraph
2.2 or 2.3 above shall: (i) name the Secured Party as an additional named insured, but without the Secured Party being thereby liable for payment of premiums; (ii) provide that in respect of the interest of the Secured Party in such policies the insurance shall not be invalidated by any action or inaction of the

Debtor and shall insure the interest of the Secured Party regardless of any breach or violation by the Debtor of any warranty, declaration or condition contained in such policies; and (iii) provide that if such insurance is canceled, such cancellation shall not be effective as to the Secured Party for thirty (30) days after receipt by the Secured Party of written notice from the insurers of such cancellation.

          2.4 On or prior to the date hereof and annually thereafter on or prior to the anniversary of the date hereof, the Debtor will furnish to the Secured Party a report signed by a firm of independent aircraft insurance brokers, appointed by the Debtor and acceptable to the Secured Party, describing in reasonable detail the insurance then carried and maintained on or with respect to the Collateral and stating that in the opinion of such firm such insurance complies with the terms of this Section 2 and is adequate to protect the interests of the Debtor and the Secured Party. The Debtor will cause such firm to advise the Secured Party in writing (i) promptly of any default in the payment of any premium and of any other act or omission on the part of the Debtor of which such firm has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Collateral and (ii) at least 30 days prior to the expiration or termination date of any insurance carried and maintained on the Collateral hereunder if such insurance has not been renewed by such date in accordance with the terms hereof

     3.  Payment of Expenses by the Secured Party.  At its option, if the Debtor
         ----------------------------------------
fails to do so, the Secured Party may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for the insurance on the Collateral specified in Section 2 hereof and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Secured Party to be reasonably necessary. The Debtor will reimburse the Secured Party on demand for any payment so made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Secured Party.

     4.  Representations, Warranties and Covenants.  The Debtor represents,
         -----------------------------------------
warrants and covenants to the Secured Party that: (a) the Debtor is the sole and lawful owner of the Collateral and has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the same is free from all encumbrances and rights of setoff of any kind (except for liens for taxes not yet due and payable and statutory and common law liens of mechanics, workmen and materialmen incurred in the ordinary course of business for sums not yet due and payable ("Permitted Encumbrances")); (b) except as herein provided, the Debtor will not hereafter without the prior written consent of the Secured Party sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except for Permitted Encumbrances and except to the Secured Party;
(c) the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

     5.  Financing Statements; Documents.  At the request of the Secured Party,
         -------------------------------
the Debtor will join with the Secured Party in executing financing statements pursuant to the Uniform Commercial Code and/or any documents required or permitted by the United States Department of Transportation, Federal Aviation Administration, in form satisfactory to the Secured Party and will pay the cost of filing such documents in all public offices where filing is deemed necessary or desirable by the Secured Party. The Debtor will execute and deliver to the Secured Party from time to time such supplemental assignments or other instruments as the Secured Party may require for the purpose of confirming the Secured Party's interest in the Collateral. The Debtor hereby authorizes the Secured Party to execute and file on behalf of the Debtor all financing statements and documents deemed necessary or appropriate to perfect the Secured Party's interest in the Collateral.

     6.  Default.
         -------

          6.1 Upon the occurrence of any Event of Default (as defined in the Note) and the lapse of any notice or cure period provided in such Note with respect to such default, the Secured Party is authorized in its discretion to declare the Note immediately due and payable without demand or notice to the Debtor and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under the Uniform Commercial Code as in effect in the State of New York (irrespective of whether the Uniform Commercial Code applies to the Collateral), including but not limited to the right to take possession and sell, lease or otherwise dispose of the Collateral and, at its option, operate, use or exercise any rights of ownership pertaining to the Collateral as the Secured Party deems necessary to preserve the value and receive the benefits of the Collateral. Upon the occurrence of an Event of Default, and so long as the same shall be continuing, the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and take possession of and remove the same therefrom. The Secured Party may require the Debtor to make the Collateral available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties. The Debtor waives all claims for damages by reason of any seizure, repossession, retention, use or sale of the Collateral under the terms of this Agreement, except to the extent caused by the Secured Party's willful misconduct or gross negligence.

          6.2 The net proceeds arising from the disposition of the Collateral after deducting reasonable expenses incurred by the Secured Party in connection therewith will be applied to the Obligations in the order determined by the Secured Party. If any excess remains after the discharge of all of the Obligations, the same will be paid to the Debtor. If after exhausting all of the Collateral, there should be a deficiency, the Debtor will be liable therefor to the Secured Party, provided, however, that nothing contained herein will obligate the Secured Party to proceed against the Collateral prior to making a claim against the Debtor or any other party obligated under the Obligations or prior to proceeding against any other collateral for the Obligations.

          6.3 Whenever notice is required by law to be sent by the Secured Party to the Debtor of any sale, lease or other disposition of the Collateral, ten days written notice sent to the Debtor's address set forth below will be reasonable.

          6.4 If any demand is made at any time upon the Secured Party for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Secured Party repays all or any part of such amount, the Debtor will be and remain liable for the amounts so repaid or recovered to the same extent as if never originally received by the Secured Party.

     7.  Event of Loss.  If an Event of Loss (as defined below) shall occur, the
         -------------
Debtor will forthwith notify the Secured Party thereof in writing and will, not later than 60 days after the occurrence of such Event of Loss, prepay to the Secured Party the aggregate unpaid principal amount of Note, together with interest on such aggregate principal amount accrued to the date of prepayment and any other amounts owing by the Debtor under the Obligations. For purposes hereof, the term "Event of Loss" shall mean any of the following events with respect to any item of Collateral: (i) loss of such item of Collateral or of the use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of such property permanently unfit for normal use for any reason; (ii) any damage to such item of Collateral which results in an insurance settlement with respect to such item of Collateral on the basis of a total loss, constructive loss or agreed loss; (iii) the condemnation, confiscation or seizure of, or requisition of title to or use of, such item of Collateral by private persons or governmental or purported governmental authority (de facto or de jure); (iv) as a result of any rule, regulation, order or other action by the Federal Aviation Administration (of the United States of America or any other country at any time having jurisdiction) or other governmental body having jurisdiction, the use of such item of Collateral in the normal course of interstate air transportation shall have been prohibited for a period of two (2) consecutive months; or (v) the inability, for any reason whatsoever, of the Secured Party to obtain possession of any item of Collateral within thirty (30) days of delivery of notice to the Secured Party of the occurrence of an Event of Default under the Note.

     8.  Rights of Secured Party; Power of Attorney.  The Debtor hereby
         ------------------------------------------
irrevocably constitutes and appoints the Secured Party and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in its name, from time to time in the Secured Party's discretion for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Secured Party the power and right, on behalf of the Debtor, after an Event of Default shall have occurred and so long as the same shall be continuing, and without notice to or assent by the Debtor, to do the following:

          8.1 to receive payment of, endorse, and receipt for, any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of the Collateral;

          8.2 to commence and prosecute any suits, actions or proceeding at law or in equity in any court of competent jurisdiction to collect any of the Collateral and to enforce any other right in respect of the Collateral;

          8.3 to settle, compromise or adjust any suit, action or proceeding described above, and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; and

          8.4 generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect or preserve the Collateral and the Secured Party's security interest and rights therein in order to effect the intent of this Agreement, all as fully and effectively as the Debtor might do.

The Debtor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest will be irrevocable and shall terminate only upon payment in full of the Obligations and the termination of this Agreement. The powers conferred upon the Secured Party hereunder are solely to protect the Secured Party's interests in the Collateral and will not impose any duty upon it to exercise any such powers. The Secured Party will have no obligation to preserve any rights of any third parties in the Collateral. The Secured Party will be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents will be responsible to the Debtor for any action taken or omitted to be taken in good faith or in reliance on the advice of counsel except for its own gross negligence or willful misconduct.

     9.  Miscellaneous.
         -------------

          9.1  Fees and Expenses.  The Debtor will promptly (and in any event
               -----------------
within 30 days after its receipt of an invoice or statement therefor) pay all costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) suffered or incurred by the Secured Party in connection with its enforcement of the payment and performance of the Obligations or any other sum due to it under this Agreement, or any of its other rights hereunder or thereunder. The provisions of this Section shall survive the payment of the Obligations and the termination of this Agreement.

          9.2  Right of Set-Off.  In addition to any rights now or hereafter
               ----------------
granted under applicable law or otherwise and not by way of limitation of any such rights, upon the occurrence of any Event of Default and so long as the same shall be continuing, the Secured Party is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Debtor or to any other person, and such notice herein hereby expressly waived, to set off and to apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Secured Party to or for the credit or the account of the Debtor, including the Maintenance Reserves (as defined in the Obligations) against and on account of the obligations and liabilities of the Debtor to the Secured Party under this Agreement or the Obligations, including, without limitation, all other claims of any nature or description arising out of or connected with this Agreement, the Obligations or any other Security Document, whether or not the Secured Party shall have made any demand therefor and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          9.3  Notices.  All notices, requests, reports and other communications
               -------
pursuant to this Agreement shall be in writing, delivered by hand or commercial messenger service or sent by facsimile confirmed on the same business day by telephone and certified mail, return receipt requested, addressed as follows:

          (a)  If to Debtor:    Tower Air, Inc.
                                Hangar 17
                                J.F.K. International Airport
                                Jamaica, NY  11430
                                Attention: William Cain
                                Fax: (718) 553-4387
                                Telephone:  (718) 553-4300
               with a copy to:  Hewes Gelband Lambert & Dann
                                1000 Potomac St. NW
                                Suite 300
                                Washington, D.C.  20007
                                Attention:  Stephen L. Gelband, Esq.
                                Fax:  (202) 333-0871
                                Telephone:  (202) 337-6200

          (b)  If to Secured Party:      UniCapital Aircraft Engine Group, Inc.
                                79 Glover Avenue
                                Norwalk, CT 06850
                                Attention:  Mr. Randy Fiorenza
                                Fax:  (203) 847-9612
                                Telephone:  (203) 847-1401

               with a copy to:  Greenberg, Traurig, P.A.
                                1221 Brickell Avenue
                                Miami, Florida  33131
                                Attention: Kenneth C. Hoffman, Esq.
                                Facsimile:  305-579-0717
                                Telephone:  305-579-0809

Any notice, request, report or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or such commercial messenger service to such party at its address specified above, or, if sent by facsimile confirmed on the same business day by telephone and certified mail, return receipt requested, on the third business day after such confirmation is deposited in the mail, postage prepaid. Any party may change the person or address to whom or which notices, requests, reports and communications are to be given hereunder, by notice duly given hereunder; provided, however that any such
                                                 -------- --------
notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

          9.4  Binding Effect. This Agreement shall be binding upon and shall
               --------------
inure to the benefit of the Secured Party and the Debtor and their respective successors and assigns, except that the Debtor may not assign its rights and obligations hereunder without the prior written consent of the Secured Party, and any purported assignment or delegation without such consent shall be void.

          9.5  No Waiver: Remedies Cumulative.  No failure or delay on the part
               ------------------------------
of the Secured Party in exercising any right, power or privilege hereunder or under any other Security Document and no course of dealing between the Debtor and the Secured Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Security Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

          9.6  Construction; Governing Law; Consent to Jurisdiction.
               ----------------------------------------------------

                (a) The headings used in this Agreement are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of the masculine gender or of singular or plural terms shall be deemed to include uses of the feminine or neuter gender or plural or singular terms, as the context may require. This Agreement, the Security Documents and all other documents and instruments executed and delivered in connection herewith and therewith, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                (b) The Debtor irrevocably consents that any legal action or proceeding against it under, arising out of or in any manner relating to this Agreement, the Obligations or any other Security Document may be brought in any court of the State of New York or in the United States District Court for the Southern District of New York. The Debtor, by the execution and delivery of this Agreement, expressly and irrevocably assents and submits to the personal jurisdiction of any of such courts in any such action or proceeding. The Debtor further irrevocably consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to it by hand or by mail in the manner provided for in Section 9.3 hereof. The Debtor hereby expressly and irrevocably waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis. The Debtor shall
                  --------------------
not be entitled in any such action or proceeding to assert any defense given or allowed under the laws of any state other than the State of New York. Nothing in this Section 9.6 shall affect or impair in any manner or to any extent the right otherwise proceed against the Debtor in any jurisdiction or to serve process in any manner permitted by law. The Debtor and the Secured Party waive their right to trial by jury in any litigation in any court with respect to, in connection with, or arising out of, this Agreement, the Obligations, the Security Documents, or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement thereof.

          9.7  Amendment or Waiver.  This Agreement may not be amended, changed,
               -------------------
waived, discharged or terminated without the written consent of the Secured Party and the Debtor.

          9.8  Survival of Agreement and Representations.  All agreements,
               -----------------------------------------
representations and warranties made herein shall survive the delivery of this Agreement.

          9.9  Severability.  The provisions of this Agreement are severable,
               ------------
and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by the Debtor with any of them shall not excuse non-compliance by the Debtor with any other. The Debtor shall not take any action the effect of which shall constitute a breach or violation of any provision of this Agreement.

          9.10  Termination; Release.  Upon payment in full of the Obligations,
                --------------------
this Agreement, all liabilities and obligations of the Debtor hereunder, and all rights and interests of the Secured Party herein shall terminate, and the Secured Party, at the request of the Debtor, shall promptly execute and deliver to the Debtor a release and any other proper instruments (including UCC-3 termination statements and any termination statements required to be filed with the United States Department of Transportation, Federal Aviation Administration, if applicable) acknowledging termination of this Agreement.

          9.11  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Debtor and the Secured Party.

          9.12  Liability of the Secured Party.  The Debtor hereby agrees that
                ------------------------------
the Secured Party will not be chargeable for any negligence, mistake, act or omission of any employee, accountant, examiner, agent or attorney employed by the

Secured Party (except for the willful misconduct of any person, corporation, partnership or other entity employed by the Secured Party) in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.

                         (continued on signature page)

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of March 24, 1999.


                              TOWER AIR, INC.


                              By:_____________________________________
                              Name:  William Cain
                              Title: Senior Vice President - Engineering and
                                     Maintenance


                              UNICAPITAL AIRCRAFT ENGINE
                                 GROUP, INC.

                              By:_____________________________________
                              Name:  Randall P. Fiorenza
                              Title: President and Chief Operating
                                     Officer

                                                                  EXECUTION COPY

                       AIRCRAFT ENGINE PURCHASE AGREEMENT

     This AIRCRAFT ENGINE PURCHASE AGREEMENT (the "Agreement") is made and entered into as of February 8, 1999, between UNICAPITAL AIRCRAFT ENGINE GROUP, INC., a Delaware corporation ("Seller"), and TOWER AIR, INC., a Delaware corporation ("Purchaser").

1.  SUBJECT MATTER OF PURCHASE

     A. Subject to the terms and provisions of this Agreement, Seller hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from Seller, the following aircraft equipment (collectively, the "Equipment," and each individually, an "Engine"):

     (1) one (1) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 685780, in serviceable condition with a current FAA Part 121 tag attached, with all equipment installed thereon as of the Delivery Date (including, without limitation, a full 747-200 QEC kit), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts in accordance with FAR 121.380.

     (2) one (1) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 662412, in serviceable condition with a current FAA Part 121 tag attached, with all equipment installed thereon as of the Delivery Date (including, without limitation, a full 747-200 QEC kit), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts in accordance with FAR 121.380.

     (3) one (1) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 662792, in serviceable condition with a current FAA Part 121 tag attached, with all equipment installed thereon as of the Delivery Date (including, without limitation, a full 747-200 QEC kit), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts in accordance with FAR 121.380.

     (4) one (1) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 686101, in serviceable condition with a current FAA Part 121 tag attached, with all equipment installed thereon as of the Delivery Date (including, without limitation, a full 747-200 QEC kit), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts in accordance with FAR 121.380.

     B. Seller shall have the right, in its sole discretion, upon not less than three business days' notice to Purchaser prior to the Delivery Date (as defined herein), to substitute for any or all of the Engines specified in Article 1A hereof, a comparable Pratt & Whitney JT9D-7J engine owned by Seller, in serviceable condition with a current FAA Part 121 tag attached (a "Substitute Engine"), and Purchaser hereby agrees to purchase such Substitute Engine from Seller in lieu of any of the Engines specified in Article 1A hereof; provided, however, that if the aggregate hours flown by the Engines (including any Substitute Engines) purchased hereunder since last shop exceeds 5,000 hours as of the Delivery Date (the "Maximum Hours"), then Seller shall provide Purchaser with a credit against the Purchase Price (the "Use Credit") of an aggregate amount equal to $225 per hour flown in excess of the Maximum Hours. Unless the context otherwise requires, the term "Engine" or "Engines" as used in this Agreement shall include any Substitute Engine purchased pursuant to this Article 1B.

2.  PURCHASE PRICE AND PAYMENT

     A. The purchase price for the Equipment (the "Purchase Price") shall be Ten Million Seven Hundred Fifty Thousand Dollars (US$10,750,000).

     B. Upon execution of this Agreement, Purchaser shall make an initial payment to Seller in an amount equal to One Million Six Hundred Twelve Thousand Five Hundred Dollars (US$1,612,500) (the "Initial Payment") by wire transfer of immediately available funds to the following account:

                Nationsbank, N.A.
                ABA No. 111000012
                Account No.: 3751075750
                For Final Credit To:  UniCapital Aircraft Engine Group, Inc.

     C.  On the Delivery Date, Purchaser shall:

     (1) Deliver to the order of Seller, as a condition precedent to Seller's obligations hereunder, an executed Promissory Note (the "Note") in the form of Exhibit A in an amount equal to the Purchase price less the Initial Payment and
---------
the Use Credit, if applicable; and

     (2) Deliver to the Seller an executed Engine Security Agreement (the "Security Agreement") in the form of Exhibit B.
                                     ---------

3.  DELIVERY OF THE EQUIPMENT AND TRANSFER OF TITLE

     A. Delivery of all of the Equipment will be made to Purchaser on a mutually agreed date, on or before March 1, 1999. For purposes of this Agreement, the term "Delivery Date" shall mean the date on which Seller delivers to Purchaser Bills of Sale conveying title to the Equipment in accordance with the terms of this Agreement.

     B. On the Delivery Date, Seller shall execute and deliver to Purchaser a Bill of Sale for each item of the Equipment in the form of Exhibit C.
                                                           ---------
Concurrently with Seller's delivery of the Bills of Sale to Purchaser, title to the Equipment, and all risk of loss or damage to the Equipment, shall pass from Seller to Purchaser.

     C. On the Delivery Date, Seller shall deliver the Equipment to Purchaser F.O.B. J.F.K. International Airport.

     D. On the Delivery Date, concurrently with the payment of the Purchase Price, Purchaser will execute and deliver to Seller an Equipment Delivery Receipt for each item of the Equipment in the form of Exhibit D.
                                                      ---------

     E. All of the available records relating to the Equipment will be provided to Purchaser on or immediately following the Delivery Date.

     F. Seller's obligations pursuant to this Agreement are subject to the following conditions:

     (1) Purchaser shall have delivered to Seller on or prior to the Delivery Date a certificate of insurance and Broker's Letter of Undertaking evidencing compliance with the provisions of Section 2 of the Security Agreement concerning insurance of the Engines;

     (2) Purchaser shall have delivered to Seller on or prior to the Delivery Date a certificate executed by an officer of Purchaser attaching reasonable evidence that all action and authorizations, corporate and otherwise, of Purchaser necessary to enter into and perform its obligations under this Purchase Agreement, the Note and the Security Agreement have been obtained and are in full force and effect and including a certificate of incumbency showing and certifying the signatures of those officers of Purchaser authorized to execute, on behalf of Purchaser, this Agreement, the Note and the Security Agreement and all other documents or instruments to be executed and delivered by Purchaser hereunder or in connection with the transactions contemplated hereby; and

     (3) On or prior to the Delivery Date, the Security Agreement shall have been filed with the Federal Aviation Administration ("FAA").

4.   EQUIPMENT RECORDS

     Seller shall, at Seller's sole cost and expense, deliver to Purchaser, on the Delivery Date, all documents and technical records relating to the Equipment (the "Engine Records"). The Engine Records shall be in English, shall have been maintained in accordance with FAA requirements and shall be delivered in up-to-date status, including appropriate FAA approvals, with substantiation data, for modifications and/or repairs, compliance with airworthiness directives issued by the FAA ("AD's") and supporting documentation, serviceable tags and last shop visit reports for all rotable components and traceability records for life-limited parts so as to establish back-to-birth traceability for such parts. Seller acknowledges that this Agreement and the purchase of Equipment hereunder is contingent upon Purchaser's receipt and acceptance of all Engine Records in accordance with the requirements of this Article 4.

5.   CONDITION OF THE EQUIPMENT; PURCHASER'S INSPECTION; DISCLAIMER

     A. On the Delivery Date, the Equipment will be delivered by Seller to Purchaser in its then "AS IS WHERE IS" condition, with all faults accepted (except as to title).

     B. Purchaser acknowledges that it has had access to the Equipment and all records pertaining thereto by Purchaser's duly authorized technical representative to determine that the Equipment is acceptable to Purchaser and in the condition for delivery required by this Agreement. Purchaser acknowledges that it is relying on its own inspection and knowledge of the Equipment and not on any inspection or representation of Seller.

     C. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, PURCHASER UNCONDITIONALLY AGREES THAT, AS BETWEEN PURCHASER AND SELLER, THE EQUIPMENT AND EACH PART THEREOF IS TO BE SOLD AND PURCHASED IN AN "AS IS, WHERE IS" CONDITION ON THE DELIVERY DATE, WITHOUT ANY REPRESENTATION, WARRANTY, COVENANT OR GUARANTEE OF ANY KIND BEING MADE OR GIVEN BY SELLER, ITS SERVANTS OR AGENTS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER SPECIFICALLY DISCLAIMS AND PURCHASER WAIVES AND AGREES THAT SELLER HAS NOT MADE NOR SHALL BE

DEEMED TO HAVE MADE, AND EXCLUDES HEREFROM ANY REPRESENTATION, WARRANTY, COVENANT OR GUARANTEE, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, INCLUDING BUT NOT LIMITED TO (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY OF FITNESS, (2) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (3) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED, AND
(4) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO THE EQUIPMENT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE EQUIPMENT, FOR ANY LIABILITY OF PURCHASER TO ANY THIRD PARTY, OR FOR ANY OTHER DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

     D. SELLER MAKES NO REPRESENTATIONS AS TO WHAT USE OR APPLICATION MAY BE MADE OF THE EQUIPMENT OR ANY PART THEREOF IN THE CONDITION IN WHICH IT WILL BE DELIVERED, AND PURCHASER ASSUMES ALL RESPONSIBILITY FOR SUCH REPAIR, OVERHAUL, ALTERATION OR MODIFICATION AS MAY BE NECESSARY FOR THE USES TO WHICH THE EQUIPMENT MAY BE PUT BY PURCHASER OR ANY CUSTOMER OF PURCHASER.

     E. Purchaser agrees that, from and after the Delivery Date, Seller shall not be liable for, and Purchaser hereby releases Seller from, any liability, claim, loss, damage or expense of any kind or nature caused directly or indirectly by the Equipment or any part thereof, by any inadequacy of the Equipment or any part thereof for any purpose or any deficiency or defect therein, by the use or performance of the Equipment, by any maintenance, service, repairs, overhauls or modifications to the Equipment, by any interruption or loss of service or use of the Equipment or by any loss of business or other consequential damage or any other damage whatsoever, howsoever caused; provided, that the release by Purchaser of Seller pursuant to this
Article 5E shall not apply to any such liability, claim, loss, damage or expense which arises as a result of Seller's breach of any express warranty, representation or obligation of Seller hereunder.

6.   REPRESENTATIONS AND WARRANTIES

     A.  Seller hereby represents and warrants to Purchaser that:

     (1) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to enter into this Agreement and perform its obligations hereunder.

     (2) No authorization, approval, consent, license or order of, or registration with, or the giving of notice to any government entity or third party is required for the valid authorization, execution, delivery and performance by Seller of this Agreement, other than any such authorization, approval, consent, license, order, registration, notice or action as has been duly obtained, given or taken prior to the Delivery Date.

     (3) This Agreement has been duly authorized, executed and delivered by Seller and is a valid, enforceable and binding obligation of Seller, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally, and except as enforceability may be subject to the application of equitable principles in any proceeding, legal or equitable.

     (4) The execution and delivery of this Agreement, the consummation by Seller of the transactions contemplated herein and compliance by Seller with the terms and provisions hereof do not and will not contravene any law applicable to Seller, or result in any breach of or constitute any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, or other agreement or instrument to which Seller is a party or by which Seller or its properties or assets may be bound or affected.

     (5) On the Delivery Date, Seller shall have and convey to Purchaser good and marketable title to the Equipment, free and clear of any and all mortgages, pledges, liens, charges, security interests, leases, claims or other encumbrances of any kind or nature whatsoever.

     (6) To the best of Seller's knowledge, none of the Equipment has been subjected to extreme heat or stress (including, without limitation, such as would result from an accident or fire) and none of the Equipment has had an uncontained failure.

     B.  Purchaser hereby represents and warrants to Seller that:

     (1) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to enter into this Agreement and perform its obligations hereunder.

     (2) No authorization, approval, consent, license or order of, or registration with, or the giving of notice to any government entity or third party is required for the valid authorization, execution, delivery and performance by Purchaser of this Agreement.

     (3) This Agreement has been duly authorized, executed and delivered by Purchaser and is a valid, enforceable and binding obligation of Purchaser, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally, and except as enforceability may be subject to the application of equitable principles in any proceeding, legal or equitable.

     (4) The execution and delivery of this Agreement, the consummation by Purchaser of the transactions contemplated herein and compliance by Purchaser with the terms and provisions hereof do not and will not contravene any law applicable to Purchaser, or result in any breach of or constitute any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, or other agreement or instrument to which Purchaser is a party or by which Purchaser or its properties or assets may be bound or affected.

7.   TAXES AND INDEMNIFICATION

     A. Purchaser and Seller shall cooperate and use reasonable efforts to minimize or avoid the imposition of any sales or other taxes on the sale, delivery and transfer of title to the Equipment. Notwithstanding the foregoing, Seller agrees to pay promptly when due, and will indemnify and hold

Purchaser harmless from any and all fees (including, without limitation, license, registration and recording fees and assessments), taxes (including, without limitation, gross receipts, income, sales, rental, use, turnover, value added, property (tangible or intangible), excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any and all penalties, fines, additions to tax and interest thereon or computed by reference thereto (except taxes levied or assessed against Purchaser based upon gross receipts or net income or taxes imposed upon Purchaser for the privilege of doing business or exercising a franchise) arising out of the sale, purchase and delivery of the Equipment, in any manner levied, assessed or imposed by any government or subdivision or agency thereof having jurisdiction.

     B. Purchaser hereby agrees to indemnify, protect, save and keep harmless Seller and Seller's officers, directors, employees, agents, affiliates, successors and assigns (each, an "Indemnitee") from and against, and on written demand to pay, or to reimburse each Indemnitee for the payment of, any and all liabilities, obligations, losses, damages, penalties, claims (including, without limitation, claims arising out of negligence or involving strict liability in tort), suits, actions, costs, expenses and disbursements (including, without limitation, reasonable legal fees, costs and related expenses), of whatsoever kind and nature ("Expenses") imposed on, incurred by or asserted against any Indemnitee after the Delivery Date relating to or arising directly or indirectly out of or in any way connected with the ownership, possession, control, use, operation, sale, leasing or other application or disposition of the Equipment or any part thereof or interest therein after the Delivery Date, whether by Purchaser, Purchaser's customer or any other person; provided, however, that such Expenses are not judicially determined to have been attributable to such Indemnitee's gross negligence or willful misconduct or the breach by Seller of any express warranty, representation or obligation of Seller hereunder. The obligations contained in this Article 7B. shall survive the sale and delivery of the Equipment hereunder and are expressly made for the benefit of, and shall be enforceable by, Seller and each other Indemnitee entitled thereto.

8.   NOTICES

     All notices required or permitted hereunder shall be in writing and shall be delivered in person or sent by telecopier, courier service or facsimile (confirmed by telephone in the case of notice by facsimile) or any other customary means of communication, and any such notice shall be effective when delivered. Notices shall be addressed to the parties as follows (or to such other places and numbers as either party directs in writing to the other party):

Seller                                           Purchaser
------                                           ---------

UniCapital Aircraft Engine Group, Inc.           Tower Air, Inc.
79 Glover Avenue                                 Hangar 17
Norwalk, CT 06850                                J.F.K. International Airport
Attn:  Mr. Randy Fiorenza                        Jamaica, NY  11430
Fax:  (203) 847-9612                             Attn: William Cain
Telephone:  (203) 847-1401                       Fax: (718) 553-4387
                                                 Telephone:  (718) 553-4300


with a copy to:                                  with a copy to:
Kenneth C. Hoffman, Esq.                         Stephen L. Gelband, Esq.
Greenberg Traurig, P.A.                          Hewes Gelband Lambert & Dann
1221 Brickell Avenue                             1000 Potomac St. NW
Miami, Florida  33131                            Suite 300
Fax:  (305) 579-0717                             Washington, D.C.  20007
Telephone: (305) 579-0809                        Fax:  (202) 333-0871
                                                 Telephone:  (202) 337-6200

9.   NO BROKERS

     Both parties acknowledge that there are no brokerage commissions to be paid with respect to the purchase and sale of the Equipment, and each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs, expenses, including attorneys' fees, asserted by agents or other third parties for any commission or compensation based on the sale of the Equipment, if such claim, suit, damage, costs or expense arises out of any action or alleged actions by the indemnifying party, its employees, officers or agents.

10.  ASSIGNMENT OF WARRANTY

     To the extent any warranties relating to the Equipment are assignable, Seller hereby assigns to Purchaser, effective on the Delivery Date as of the delivery to and acceptance of the Equipment by Purchaser, all of Seller's rights under such warranties and Seller's rights with respect to warranties or other obligations of entities which have performed maintenance, service, repair, overhaul or testing thereon. Seller agrees to execute such documents as may be reasonably necessary to evidence the assignment hereby made or contemplated.

11.  LOSS OR DAMAGE PRIOR TO DELIVERY

     A. In the event of damage to any of the Equipment following the execution hereof and prior to the Delivery Date, Purchaser shall have the right to delay the Delivery Date for a reasonable period of time (but not beyond March 31, 1999, or such later date as is mutually agreed) to ensure to Purchaser's satisfaction that the Equipment will be repaired and restored to the condition required by this Agreement; and if such damage delays delivery of any of the Equipment beyond March 31, 1999 (or such later date as is mutually agreed), Purchaser or Seller shall have the right to terminate this Agreement by giving written notice to the other, and upon such termination all rights and obligations of both parties hereunder shall be discharged automatically without further act or deed.

     B. In the event of total loss or destruction of any of the Equipment following the execution hereof and prior to the Delivery Date, either Purchaser or Seller shall have the right to terminate the Agreement by giving written notice to the other, and upon such termination all rights and obligations of both parties hereunder shall be discharged automatically without further act or deed.

12.  APPLICABLE LAW AND JURISDICTION

     This Agreement shall, in all respects, be governed by and construed in accordance with the laws of the State of New York, United States of America, without giving effect to the conflict of laws principles thereof.

13.  MISCELLANEOUS

     A. All warranties and representations made by either party shall survive the closing of the transaction contemplated herein and the delivery of the Equipment.

     B. Whether or not the transactions contemplated hereby shall be consummated, each of Purchaser and Seller agrees to pay its own out-of-pocket expenses, including attorney's fees, incurred in connection with the preparation, negotiation and execution of this Agreement and any other documents required in connection herewith and the transactions contemplated hereby.

     C. This Agreement is a confidential document between Purchaser and Seller and, except as provided by applicable law or with the prior written consent of the other party, which consent shall not be unreasonably withheld, neither Purchaser nor Seller will disclose the terms of this Agreement to third parties, other than to its auditors, legal and technical advisors or lenders.

     D. This Agreement constitutes the entire agreement between Seller and Purchaser in relation to the purchase and sale of the Equipment and supersedes all previous proposals, agreements and other written and oral communications in relation thereto. Purchaser and Buyer acknowledge and agree that there have been no representations, warranties, promises, guarantees or agreements, express or implied, made by either party in connection with the transactions contemplated hereby, except as set forth herein. This Agreement may only be amended or modified by a writing executed by Buyer and Seller.

     E. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and their successors and assigns. Except as set forth immediately below, neither this Agreement, nor any of Purchaser's or Seller's rights and interests hereunder, may be assigned without the express prior written consent of the other party hereto.

     F. The rights of the parties hereunder are cumulative, not exclusive, may be exercised as often as each party considers appropriate and are in addition to its rights under general law. The rights of one party against the other party shall not be deemed waived or amended except by an express waiver or amendment in writing. Any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or amendment of that or any other such right; any defective or partial exercise of any such rights will not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on a party's part or on its behalf will in any way preclude such party from exercising any such right or constitute a suspension or any amendment of any such right.

     G. Any provision herein which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or rendering unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Seller and Purchaser hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     H. This Agreement may be executed in any number of identical counterparts, all of which together will be deemed to be one and the same instrument.
Delivery of an executed counterpart of this Agreement by facsimile will be deemed effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Agreement by facsimile will also deliver an originally executed counterpart; provided the failure of any party to deliver an originally executed counterpart of this Agreement will not affect the validity or effectiveness of this Agreement.


                         (continued on signature page)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first shown above.

UNICAPITAL AIRCRAFT ENGINE GROUP, INC.     TOWER AIR, INC.


BY:___________________________________     BY:________________________________
NAME:  Randall P. Fiorenza                 NAME:  William Cain
TITLE: President and Chief Operating       TITLE: Senior Vice President -
       Officer                                    Engineering and Maintenance

                                                                EXECUTION COPY


                           ENGINE SECURITY AGREEMENT
                           -------------------------

     ENGINE SECURITY AGREEMENT (the "Agreement") dated as of February 8, 1999, between TOWER AIR, INC., a Delaware corporation (the "Debtor"), and UNICAPITAL AIRCRAFT ENGINE GROUP, INC., a Delaware corporation (the "Secured Party").

     WHEREAS, pursuant to an Engine Lease and Option Agreement dated as of the date hereof (the "Lease Agreement")(capitalized terms used herein and not defined shall have the meanings set forth in the Lease Agreement), between the Secured Party (as lessor) and the Debtor (as lessee of the Engines), the Debtor
(i) has leased the Engines from the Secured Party and (ii) has acquired the option to purchase the Engines from the Secured Party under certain circumstances; and

     WHEREAS, the Debtor has agreed to secure its obligations under the Lease Agreement by granting to the Secured Party a Lien on its interest in the Engines and by granting to the Secured Party a Lien on and security interest in its rights under the Lease Agreement and on certain other property and rights; and

     WHEREAS, the Debtor is executing and delivering this Agreement in order to create in favor of the Secured Party a valid and perfected security interest in the property described herein, which security interest shall secure (i) the prompt indefeasible payment of any indebtedness or obligation of the Debtor evidenced by or arising under the Lease Agreement and this Agreement and (ii) the timely and faithful performance and observance by the Debtor of all the agreements, promises and covenants undertaken by it in the Lease Agreement and this Agreement; and

     WHEREAS, this Agreement relates to the Engines more specifically described below and is being filed for recordation on the date hereof with the Federal Aviation Administration;

     NOW, THEREFORE, in order to (a) induce the Secured Party to enter into the Lease Agreement and (b) secure the prompt payment of all indebtedness of the Debtor under the Lease Agreement and this Agreement and the performance and observance of the agreements and covenants of the Debtor under the Lease Agreement and this Agreement, the Debtor and the Secured Party hereby agree as follows:

     1.  Granting of Security Interest.  The Debtor does hereby transfer,
         ------------------------------
convey, mortgage, hypothecate, assign and grant a security interest to the Secured Party, subject to no prior interest of any Person whatsoever, in the Debtor's interest in the following collateral, wherever located, now existing and hereafter arising or coming into existence (the "Collateral"):

(a) Pratt & Whitney JT9D-7Q engine bearing manufacturer's serial number 702083, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

(b) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 686106, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

(c) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 662751, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

(d) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662749, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

(e) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662550, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

(f) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662498, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

(g) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662338, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

(h) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 662323, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

(i) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662270, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

(j) all proceeds from the sale or other disposition of, all proceeds of insurance due to the Debtor on, and all proceeds of any requisition for title or use due to the Debtor with respect to, any of the properties described in clauses (a) through (i) above;

(k) all technical documents, manuals, log books and records that relate to the Collateral and all the Debtor's right, title and interest, present and future, therein and thereto;

(l) all the Debtor's right, title and interest in any lease of the Collateral (including, without limitation, the right to receive all amounts of basic rent, supplemental rent, stipulated loss value, insurance proceeds, requisition, indemnity and other payments of any kind provided under the Lease Agreement and any and all rights to amend, waive, modify and give notices, approvals and consents), all other rights and property included therein together with all payments, including without limitation all rent, damages, expenses, indemnities and other amounts due to the Debtor (or any person claiming by, through or under the Debtor) thereunder;

(m) all rents, issues, profits, revenues and other income of the property intended, subjected or required to be subjected to the lien of this Agreement, and all of the estate, right, title and interest of every nature whatsoever of the Debtor in and to the same and every part thereof; and

(n) The proceeds and products of the foregoing in whatever form the same may be,

for the purpose of securing the payment to the Secured Party and the performance by the Debtor of the following ("Obligations"): the obligations, covenants and duties owing to the Secured Party from the Debtor under the Lease Agreement, as whether now existing or hereafter arising.

     2.  Representations, Warranties and Covenants.
         -----------------------------------------

          2.1 The Debtor represents and warrants to the Secured Party that all things have been done to make this Agreement and the Lease Agreement, when executed by the Debtor, the legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and, to the extent that certain remedies require or may require enforcement by a court of equity, by such principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) as a court having jurisdiction may impose.

         2.2  The Debtor represents, warrants and covenants to the Secured
Party that the Debtor (a) has not made any prior sale, pledge, encumbrance, assignment or other disposition of the Debtor's interest in any of the Collateral, and the same is free from all encumbrances and rights of setoff of any kind (except for liens for taxes not yet due and payable and statutory and common law liens of mechanics, workmen and materialmen incurred in the ordinary course of business for sums not yet due and payable ("Permitted Encumbrances"));
(b) except as herein provided, the Debtor will not hereafter without the prior written consent of the Secured Party sell, pledge, encumber, assign or otherwise dispose of the Debtor's interest in any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except for Permitted Encumbrances and except to the Secured Party; (c) the Debtor will defend its interest in the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

          2.3 The Debtor represents, warrants and covenants to the Secured Party that so long as this Agreement remains in effect the Debtor shall duly observe and perform all of its obligations under the Lease Agreement and pay to the Secured Party all amounts due and owing hereunder and under the provisions of the Lease Agreement. All covenants of the Debtor contained in the Lease Agreement, including, without limitation, the obligations of the Debtor to (a) make payments of Rent and Maintenance Reserves to the Secured Party pursuant to
Section 3 thereof; (b) service, inspect, test, maintain, overhaul and repair each Engine pursuant to Section 6 thereof; (c) preserve and protect the Secured Party's rights in the Engines, maintain possession of the Engines and certain other related obligations pursuant to Section 7 thereof; and (d) maintain insurance on the Engines pursuant to Section 9 thereof, are specifically incorporated herein and made a part hereof.

     3.  Payment of Expenses by the Secured Party.  At its option, if the Debtor
         ----------------------------------------
fails to do so, the Secured Party may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for the insurance on the Collateral specified in Section 9 of the Lease Agreement and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Secured Party to be reasonably necessary. The Debtor will reimburse the Secured Party on demand for any payment so made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Secured Party.

     4.  Financing Statements; Documents.  At the request of the Secured Party,
         -------------------------------
the Debtor will join with the Secured Party in executing financing statements pursuant to the Uniform Commercial Code and/or any documents required or permitted by the United States Department of Transportation, Federal Aviation Administration, in form satisfactory to the Secured Party and will pay the cost of filing such documents in all public offices where filing is deemed necessary or desirable by the Secured Party. The Debtor will execute and deliver to the Secured Party from time to time such supplemental assignments or other instruments as the Secured Party may require for the purpose of confirming the Secured Party's interest in the Collateral. The Debtor hereby authorizes the Secured Party to execute and file on behalf of the Debtor all financing statements and documents deemed necessary or appropriate to perfect the Secured Party's interest in the Collateral.

     5.  Default.
         -------

          5.1 Upon the occurrence of any Event of Default (as defined in the Lease Agreement) and the lapse of any notice or cure period provided in the Lease Agreement with respect to such default, the Secured Party may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under the Uniform Commercial Code as in effect in the State of New York (irrespective of whether the Uniform Commercial Code applies to the Collateral), including but not limited to the right to take possession and sell, lease or otherwise dispose of the Collateral and, at its option, operate, use or exercise any rights of ownership pertaining to the Collateral as the Secured Party deems necessary to preserve the value and receive the benefits of the Collateral. Upon the occurrence of an Event of Default, and so long as the same shall be continuing, the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and take possession of and remove the same therefrom. The Secured Party may require the Debtor to make the Collateral available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties. The Debtor waives all claims for damages by reason of any seizure, repossession, retention, use or sale of the Collateral under the terms of this Agreement, except to the extent caused by the Secured Party's willful misconduct or gross negligence.

          5.2 The net proceeds arising from the disposition of the Collateral after deducting reasonable expenses incurred by the Secured Party in connection therewith will be applied to the Obligations in the order determined by the Secured Party. If after exhausting all of the Collateral, there should be a deficiency, the Debtor will be liable therefor to the Secured Party, provided, however, that nothing contained herein will obligate the Secured Party to proceed against the Collateral prior to making a claim against the Debtor or any other party obligated under the Obligations or prior to proceeding against any other collateral for the Obligations.

          5.3 Whenever notice is required by law to be sent by the Secured Party to the Debtor of any sale, lease or other disposition of the Collateral, ten days written notice sent to the Debtor's address set forth below will be reasonable.

          5.4 If any demand is made at any time upon the Secured Party for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Secured Party repays all or any part of such amount, the Debtor will be and remain liable for the amounts so repaid or recovered to the same extent as if never originally received by the Secured Party.

     6.  Event of Loss.  If an Event of Loss (as defined in the Lease Agreement)
         -------------
shall occur, the Debtor will forthwith notify the Secured Party thereof in writing and will, not later than 60 days after the occurrence of such Event of Loss, pay to the Secured Party the Stipulated Loss Value (as defined in the Lease Agreement).

     7.  Rights of Secured Party; Power of Attorney.  The Debtor hereby
         ------------------------------------------
irrevocably constitutes and appoints the Secured Party and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in its name, from time to time in the Secured Party's discretion for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Secured Party the power and right, on behalf of the Debtor, after an Event of Default shall have occurred and so long as the same shall be continuing, and without notice to or assent by the Debtor, to do the following:

          7.1 to receive payment of, endorse, and receipt for, any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of the Collateral;

          7.2 to commence and prosecute any suits, actions or proceeding at law or in equity in any court of competent jurisdiction to collect any of the Collateral and to enforce any other right in respect of the Collateral;

          7.3 to settle, compromise or adjust any suit, action or proceeding described above, and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; and

          7.4 generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral without regard to any interest the Debtor may have in the Collateral pursuant to the Lease Agreement for all purposes, and to do, at the Secured Party's option, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect or preserve the Collateral and the Secured Party's security interest and rights therein in order to effect the intent of this Agreement, all as fully and effectively as the Debtor might do.

The Debtor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest will be irrevocable and shall terminate only upon payment in full of the Obligations and the termination of this Agreement. The powers conferred upon the Secured Party hereunder are solely to protect the Secured Party's interests in the Collateral and will not impose any duty upon it to exercise any such powers. The Secured Party will have no obligation to preserve any rights of any third parties in the Collateral. The Secured Party will be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents will be responsible to the Debtor for any action taken or omitted to be taken in good faith or in reliance on the advice of counsel except for its own gross negligence or willful misconduct.

     8.  Miscellaneous.
         -------------

          8.1  Fees and Expenses.  The Debtor will promptly (and in any event
               -----------------
within 30 days after its receipt of an invoice or statement therefor) pay all costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) suffered or incurred by the Secured Party in connection with its enforcement of the payment and performance of the Obligations or any other sum due to it under this Agreement, or any of its other rights hereunder or thereunder. The provisions of this Section shall survive the payment of the Obligations and the termination of this Agreement.

          8.2  Right of Set-Off.  In addition to any rights now or hereafter
               ----------------
granted under applicable law or otherwise and not by way of limitation of any such rights, upon the occurrence of any Event of Default and so long as the same shall be continuing, the Secured Party is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Debtor or to any other person, and such notice herein hereby expressly waived, to set off and to apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Secured Party to or for the credit or the account of the Debtor, including the Maintenance Reserves (as defined in the Lease Agreement) against and on account of the obligations and liabilities of the Debtor to the Secured Party under this Agreement or the Obligations, including, without limitation, all other claims of any nature or description arising out of or connected with this Agreement, the Obligations or any other Security Document, whether or not the Secured Party shall have made any demand therefor and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          8.3  Notices.  All notices, requests, reports and other communications
               -------
pursuant to this Agreement shall be in writing, delivered by hand or commercial messenger service or sent by facsimile confirmed on the same business day by telephone and certified mail, return receipt requested, addressed as follows:

(a)  If to Debtor:        Tower Air, Inc.
                          Hangar 17
                          J.F.K. International Airport
                          Jamaica, NY  11430
                          Attention: William Cain
                          Fax: (718) 553-4387
                          Telephone:  (718) 553-4300

with a copy to:           Hewes Gelband Lambert & Dann
                          1000 Potomac St. NW
                          Suite 300
                          Washington, D.C.  20007
                          Attention:  Stephen L. Gelband, Esq.
                          Fax:  (202) 333-0871
                          Telephone:  (202) 337-6200

(b) If to Secured Party:  UniCapital Aircraft Engine Group, Inc.
                          79 Glover Avenue
                          Norwalk, CT 06850
                          Attention:  Mr. Randy Fiorenza
                          Fax:  (203) 847-9612
                          Telephone:  (203) 847-1401

with a copy to:           Greenberg, Traurig, P.A.
                          1221 Brickell Avenue
                          Miami, Florida  33131
                          Attention: Kenneth C. Hoffman, Esq.
                          Facsimile: 305-579-0717
                          Telephone: 305-579-0809

Any notice, request, report or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or such commercial messenger service to such party at its address specified above, or, if sent by facsimile confirmed on the same business day by telephone and certified mail, return receipt requested, on the third business day after such confirmation is deposited in the mail, postage prepaid. Any party may change the person or address to whom or which notices, requests, reports and communications are to be given hereunder, by notice duly given hereunder; provided, however that any such
                                                 -------- --------
notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

          8.4  Binding Effect. This Agreement shall be binding upon and shall
               --------------
inure to the benefit of the Secured Party and the Debtor and their respective successors and assigns, except that the Debtor may not assign its rights and obligations hereunder without the prior written consent of the Secured Party, and any purported assignment or delegation without such consent shall be void.

          8.5  No Waiver: Remedies Cumulative.  No failure or delay on the part
               ------------------------------
of the Secured Party in exercising any right, power or privilege hereunder or under any other Security Document and no course of dealing between the Debtor and the Secured Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Security Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

          8.6  Construction; Governing Law; Consent to Jurisdiction.
               ----------------------------------------------------

(a) The headings used in this Agreement are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of the masculine gender or of singular or plural terms shall be deemed to include uses of the feminine or neuter gender or plural or singular terms, as the context may require. This Agreement, the Security Documents and all other documents and instruments executed and delivered in connection herewith and therewith, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b) The Debtor irrevocably consents that any legal action or proceeding against it under, arising out of or in any manner relating to this Agreement, the Obligations or any other Security Document may be brought in any court of the State of New York or in the United States District Court for the Southern District of New York. The Debtor, by the execution and delivery of this Agreement, expressly and irrevocably assents and submits to the personal jurisdiction of any of such courts in any such action or proceeding. The Debtor further irrevocably consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to it by hand or by mail in the manner provided for in Section 9.3 hereof. The Debtor hereby expressly and irrevocably waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis. The Debtor shall
              ----- --- ----------
     not be entitled in any such action or proceeding to assert any defense given or allowed under the laws of any state other than the State of New York. Nothing in this Section 9.6 shall affect or impair in any manner or to any extent the right otherwise proceed against the Debtor in any jurisdiction or to serve process in any manner permitted by law. The Debtor and the Secured Party waive their right to trial by jury in any litigation in any court with respect to, in connection with, or arising out of, this Agreement, the Obligations, the Security Documents, or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement thereof.

          8.7  Amendment or Waiver.  This Agreement may not be amended, changed,
               -------------------
waived, discharged or terminated without the written consent of the Secured Party and the Debtor.

          8.8  Survival of Agreement and Representations.  All agreements,
               -----------------------------------------
representations and warranties made herein shall survive the delivery of this Agreement.

          8.9  Severability.  The provisions of this Agreement are severable,
               ------------
and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by the Debtor with any of them shall not excuse non-compliance by the Debtor with any other. The Debtor shall not take any action the effect of which shall constitute a breach or violation of any provision of this Agreement.

          8.10  Termination; Release.  Upon payment in full of the Obligations,
                --------------------
this Agreement, all liabilities and obligations of the Debtor hereunder, and all rights and interests of the Secured Party herein shall terminate, and the Secured Party, at the request of the Debtor, shall promptly execute and deliver to the Debtor a release and any other proper instruments (including UCC-3 termination statements and any termination statements required to be filed with the United States Department of Transportation, Federal Aviation Administration, if applicable) acknowledging termination of this Agreement.

          8.11  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Debtor and the Secured Party.

          8.12  Liability of the Secured Party.  The Debtor hereby agrees that
                ------------------------------
the Secured Party will not be chargeable for any negligence, mistake, act or omission of any employee, accountant, examiner, agent or attorney employed by the Secured Party (except for the willful misconduct of any person, corporation, partnership or other entity employed by the Secured Party) in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Engine Security Agreement as of date first shown above.

                              TOWER AIR, INC.

                              By:
                                 ----------------------------------------
                              Name:  William Cain
                              Title: Senior Vice President - Engineering and Maintenance

                              UNICAPITAL AIRCRAFT ENGINE
                                 GROUP, INC.

                              By:
                                 ----------------------------------------
                              Name:  Randall P. Fiorenza
                              Title:  President and Chief Operating Officer

                                                                   EXHIBIT 10.45

                       AIRCRAFT ENGINE PURCHASE AGREEMENT

     This AIRCRAFT ENGINE PURCHASE AGREEMENT (the "Agreement") is made and entered into as of February 8, 1999, between TOWER AIR, INC., a Delaware corporation ("Seller"), and UNICAPITAL AIRCRAFT ENGINE GROUP, INC., a Delaware corporation ("Purchaser").

1.  SUBJECT MATTER OF PURCHASE

     A. Subject to the terms and provisions of this Agreement, Seller hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from Seller, the following aircraft equipment (collectively, the "Equipment"):

     (1) one (1) Pratt & Whitney JT9D-7Q engine bearing manufacturer's serial number 702083, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser (including, without limitation, a full 747-200 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     (2) one (1) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 686106, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser (including, without limitation, a full 747-200 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     (3) one (1) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 662751, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser (including, without limitation, a full 747-200 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     (4) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662749, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser (including, without limitation, a full 747-100 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     (5) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662550, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser (including, without limitation, a full 747-100 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     (6) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662498, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser (including, without limitation, a full 747-100 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     (7) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662338, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser (including, without limitation, a full 747-100 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     (8) one (1) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 662323, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser (including, without limitation, a full 747-200 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     (9) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662270, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser (including, without limitation, a full 747-100 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     B. Purchaser and Seller hereby agree that on the Delivery Date (as hereinafter defined) Purchaser shall lease the Equipment to Seller pursuant to a lease agreement substantially in the form of Annex I hereto (the "Lease").
                                             -------

2.  PURCHASE PRICE AND PAYMENT

     A. The purchase price for the Equipment (the "Purchase Price") shall be Thirteen Million Dollars (US$13,000,000).

     B. On the Delivery Date, Purchaser shall pay Seller an amount equal to the Purchase Price by wire transfer of immediately available funds to the following account:

                The Chase Manhattan Bank
                ABA No. 021-000-021
                For Credit To:  Tower Air
                Account No.:  080-022-162

3.  DELIVERY OF THE EQUIPMENT AND TRANSFER OF TITLE

     A. Delivery of all of the Equipment will be made to Purchaser on a mutually agreed date, on or before February 8, 1999. For purposes of this Agreement, the term "Delivery Date" shall mean the date on which Seller delivers to Purchaser Bills of Sale conveying good and marketable title to the Equipment, free and clear of any and all mortgages, pledges, liens, charges, security interests, leases, claims or other encumbrances of any kind or nature whatsoever, other than the Lease, in accordance with the terms of this Agreement.

     B. On the Delivery Date, Seller shall execute and deliver to Purchaser a Bill of Sale for each item of the Equipment in the form of Exhibit A.
                                                           ---------
Concurrently with Seller's delivery of the Bills of Sale to Purchaser, title to the Equipment, and all risk of loss or damage to the Equipment, shall pass from Seller to Purchaser.

     C. On the Delivery Date, Seller shall deliver each Engine to Purchaser at such location on Seller's routes as may be identified by Seller. Prior to Seller's delivery of each Engine to Purchaser hereunder, Purchaser and Seller will confirm the location(s) of each Engine on the Delivery Date and Purchaser and Seller shall cooperate with one another to ensure that the sale and delivery of each Engine hereunder will occur at times when each such Engine is at such location as will not result in the imposition of any tax on Purchaser or Seller.

     D. On the Delivery Date, concurrently with the payment of the Purchase Price, Purchaser will execute and deliver to Seller an Equipment Delivery Receipt for each item of the Equipment in the form of Exhibit B.
                                                      ---------

     E. All of the available records relating to the Equipment will be provided to Purchaser on or immediately following the Delivery Date; provided, that the Seller may retain possession of the records in accordance with the terms of the Lease.

     F. Purchaser's obligations pursuant to this Agreement are subject to the following conditions:

     (1) On or prior to the Delivery Date, Seller and Purchaser shall have executed and delivered the Lease;

     (2) On or prior to the Delivery Date, Seller and Purchaser shall have executed and delivered a Security Agreement substantially in the form of Annex
                                                                         -----
II hereto (the "Security Agreement") and such Security Agreement shall have been
--
filed with the Federal Aviation Administration ("FAA");

     (3) On or prior to the Delivery Date, Seller shall have delivered to Purchaser a certificate of insurance, naming Purchaser as sole loss payee with respect to the Engines and as an additional insured on Seller's liability insurance policies, and a broker's letter of undertaking in respect of the insurance required to be provided and maintained by Seller pursuant to the Lease;

     (4) Seller shall have delivered to Purchaser on or prior to the Delivery Date a certificate executed by an officer of Seller attaching reasonable evidence that all action and authorizations, corporate and otherwise, of Seller necessary to enter into and perform its obligations under this Purchase Agreement, the Lease and the Security Agreement have been obtained and are in full force and effect and including a certificate of incumbency showing and certifying the signatures of those officers of Seller authorized to execute, on behalf of Seller, this Agreement, the Lease and the Security Agreement and all other documents or instruments to be executed and delivered by Seller hereunder or in connection with the transactions contemplated hereby; and

     (5) On or prior to the Delivery Date, Seller shall have delivered to Purchaser the consent of Heller Financial, Inc. to the transactions contemplated hereby pursuant to that certain Amended and Restated Loan and Security Agreement, dated September 1, 1997 and all amendments thereto, in form reasonably satisfactory to counsel to Purchaser.

4.   EQUIPMENT RECORDS

     Seller shall, at Seller's sole cost and expense, deliver to Purchaser, on the expiration date of the Lease in accordance with its terms, all documents and technical records relating to the Equipment (the "Engine Records"). The Engine Records shall be in English, shall have been maintained in accordance with FAA requirements and shall be delivered in up-to-date status, including appropriate FAA approvals, with substantiation data, for modifications and/or repairs, compliance with airworthiness directives issued by the FAA ("AD's") and supporting documentation, serviceable tags and last shop visit reports for all rotable components and traceability records for life-limited parts so as to establish back-to-birth traceability for such parts. Seller acknowledges that this Agreement and the purchase of Equipment hereunder is contingent upon Purchaser's receipt and acceptance of all Engine Records in accordance with the requirements of this Article 4.

5.   CONDITION OF THE EQUIPMENT; PURCHASER'S INSPECTION; DISCLAIMER

     A. On the Delivery Date, the Equipment will be delivered by Seller to Purchaser in its then "AS IS WHERE IS" condition, with all faults accepted (except as to title).

     B. Purchaser acknowledges that it has had access to the Equipment and all records pertaining thereto by Purchaser's duly authorized technical representative to determine that the Equipment is acceptable to Purchaser and in the condition for delivery required by this Agreement. Purchaser acknowledges that it is relying on its own inspection and knowledge of the Equipment and not on any inspection or representation of Seller.

     C. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, PURCHASER UNCONDITIONALLY AGREES THAT, AS BETWEEN PURCHASER AND SELLER, THE EQUIPMENT AND EACH PART THEREOF IS TO BE SOLD AND PURCHASED IN AN "AS IS, WHERE IS" CONDITION ON THE DELIVERY DATE, WITHOUT ANY REPRESENTATION, WARRANTY, COVENANT OR GUARANTEE OF ANY KIND BEING MADE OR GIVEN BY SELLER, ITS SERVANTS OR AGENTS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER SPECIFICALLY DISCLAIMS AND PURCHASER WAIVES AND AGREES THAT SELLER HAS NOT MADE NOR SHALL BE DEEMED TO HAVE MADE, AND EXCLUDES HEREFROM ANY REPRESENTATION, WARRANTY, COVENANT OR GUARANTEE, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, INCLUDING BUT NOT LIMITED TO (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY OF FITNESS, (2) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (3) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED, AND (4) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO THE EQUIPMENT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE EQUIPMENT, FOR ANY LIABILITY OF PURCHASER TO ANY THIRD PARTY, OR FOR ANY OTHER DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

     D. SELLER MAKES NO REPRESENTATIONS AS TO WHAT USE OR APPLICATION MAY BE MADE OF THE EQUIPMENT OR ANY PART THEREOF IN THE CONDITION IN WHICH IT WILL BE DELIVERED, AND PURCHASER ASSUMES ALL RESPONSIBILITY FOR SUCH REPAIR, OVERHAUL, ALTERATION OR MODIFICATION AS MAY BE NECESSARY FOR THE USES TO WHICH THE EQUIPMENT MAY BE PUT BY PURCHASER OR ANY CUSTOMER OF PURCHASER.

     E. Purchaser agrees that, from and after the Delivery Date, Seller shall not be liable for, and Purchaser hereby releases Seller from, any liability, claim, loss, damage or expense of any kind or nature caused directly or indirectly by the Equipment or any part thereof, by any inadequacy of the Equipment or any part thereof for any purpose or any deficiency or defect therein, by the use or performance of the Equipment, by any maintenance, service, repairs, overhauls or modifications to the Equipment, by any interruption or loss of service or use of the Equipment or by any loss of business or other consequential damage or any other damage whatsoever, howsoever caused; provided, that the release by Purchaser of Seller pursuant to this
Article 5E shall not apply to any such liability, claim, loss, damage or expense which arises as a result of Seller's breach of any express warranty, representation or obligation of Seller hereunder.

6.   REPRESENTATIONS AND WARRANTIES

     A.  Seller hereby represents and warrants to Purchaser that:

     (1) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to enter into this Agreement and perform its obligations hereunder.

     (2) No authorization, approval, consent, license or order of, or registration with, or the giving of notice to any government entity or third party is required for the valid authorization, execution, delivery and performance by Seller of this Agreement, other than any such authorization, approval, consent, license, order, registration, notice or action as has been duly obtained, given or taken prior to the Delivery Date.

     (3) This Agreement has been duly authorized, executed and delivered by Seller and is a valid, enforceable and binding obligation of Seller, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally, and except as enforceability may be subject to the application of equitable principles in any proceeding, legal or equitable.

     (4) The execution and delivery of this Agreement, the consummation by Seller of the transactions contemplated herein and compliance by Seller with the terms and provisions hereof do not and will not contravene any law applicable to Seller, or result in any breach of or constitute any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, or other agreement or instrument to which Seller is a party or by which Seller or its properties or assets may be bound or affected.

     (5) On the Delivery Date, Seller shall have and convey to Purchaser good and marketable title to the Equipment, free and clear of any and all mortgages, pledges, liens, charges, security interests, leases, claims or other encumbrances of any kind or nature whatsoever.

     (6) To the best of Seller's knowledge, none of the Equipment has been subjected to extreme heat or stress (including, without limitation, such as would result from an accident or fire) and none of the Equipment has had an uncontained failure.

     B.  Purchaser hereby represents and warrants to Seller that:

     (1) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to enter into this Agreement and perform its obligations hereunder.

     (2) No authorization, approval, consent, license or order of, or registration with, or the giving of notice to any government entity or third party is required for the valid authorization, execution, delivery and performance by Purchaser of this Agreement.

     (3) This Agreement has been duly authorized, executed and delivered by Purchaser and is a valid, enforceable and binding obligation of Purchaser, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally, and except as enforceability may be subject to the application of equitable principles in any proceeding, legal or equitable.

     (4) The execution and delivery of this Agreement, the consummation by Purchaser of the transactions contemplated herein and compliance by Purchaser with the terms and provisions hereof do not and will not contravene any law applicable to Purchaser, or result in any breach of or constitute any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, or other agreement or instrument to which Purchaser is a party or by which Purchaser or its properties or assets may be bound or affected.

7.   TAXES AND INDEMNIFICATION

     A. Purchaser and Seller shall cooperate and use reasonable efforts to minimize or avoid the imposition of any sales or other taxes on the sale, delivery and transfer of title to the Equipment. Notwithstanding the foregoing, Seller agrees to pay promptly when due, and will indemnify and hold Purchaser harmless from any and all fees (including, without limitation, license, registration and recording fees and assessments), taxes (including, without limitation, gross receipts, income, sales, rental, use, turnover, value added, property (tangible or intangible), excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any and all penalties, fines, additions to tax and interest thereon or computed by reference thereto (except taxes levied or assessed against Purchaser based upon gross receipts or net income or taxes imposed upon Purchaser for the privilege of doing business or exercising a franchise) arising out of the sale, purchase and delivery of the Equipment, in any manner levied, assessed or imposed by any government or subdivision or agency thereof having jurisdiction.

     B. Purchaser hereby agrees to indemnify, protect, save and keep harmless Seller and Seller's officers, directors, employees, agents, affiliates, successors and assigns (each, an "Indemnitee") from and against, and on written demand to pay, or to reimburse each Indemnitee for the payment of, any and all liabilities, obligations, losses, damages, penalties, claims (including, without limitation, claims arising out of negligence or involving strict liability in tort), suits, actions, costs, expenses and disbursements (including, without limitation, reasonable legal fees, costs and related expenses), of whatsoever kind and nature ("Expenses") imposed on, incurred by or asserted against any Indemnitee after the Delivery Date relating to or arising directly or indirectly out of or in any way connected with the ownership, possession, control, use, operation, sale, leasing or other application or disposition of the Equipment or any part thereof or interest therein after the Delivery Date, whether by Purchaser, Purchaser's customer or any other person; provided, however, that such

Expenses are not judicially determined to have been attributable to such Indemnitee's gross negligence or willful misconduct or the breach by Seller of any express warranty, representation or obligation of Seller hereunder. The obligations contained in this Article 7B. shall survive the sale and delivery of the Equipment hereunder and are expressly made for the benefit of, and shall be enforceable by, Seller and each other Indemnitee entitled thereto.

8.   NOTICES

     All notices required or permitted hereunder shall be in writing and shall be delivered in person or sent by telecopier, courier service or facsimile (confirmed by telephone in the case of notice by facsimile) or any other customary means of communication, and any such notice shall be effective when delivered. Notices shall be addressed to the parties as follows (or to such other places and numbers as either party directs in writing to the other party):


        Seller                           Purchaser
        ------                           ---------

        Tower Air, Inc.                  Unicapital Aircraft Engine Group, Inc.
        Hangar 17                        79 Glover Avenue
        J.F.K. International Airport     Norwalk, CT 06850
        Jamaica, NY  11430               Attn:  Mr. Randy Fiorenza
        Attn: William Cain               Fax:  (203) 847-9612
        Fax: (718) 553-4387              Telephone:  (203) 847-1401
        Telephone:  (718) 553-4300

        with a copy to:                  with a copy to:
        Stephen L. Gelband, Esq.         Kenneth C. Hoffman, Esq.
        Hewes Gelband Lambert & Dann     Greenberg Traurig, P.A.
        1000 Potomac St. NW              1221 Brickell Avenue
        Suite 300                        Miami, Florida  33131
        Washington, D.C.  20007          Fax:  (305) 579-0717
        Fax:  (202) 333-0871             Telephone: (305) 579-0809
        Telephone:  (202) 337-6200

9.   NO BROKERS

     Both parties acknowledge that there are no brokerage commissions to be paid with respect to the purchase and sale of the Equipment, and each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs, expenses, including attorneys' fees, asserted by agents or other third parties for any commission or compensation based on the sale of the Equipment, if such claim, suit, damage, costs or expense arises out of any action or alleged actions by the indemnifying party, its employees, officers or agents.

10.  ASSIGNMENT OF WARRANTY

     To the extent any warranties relating to the Equipment are assignable, Seller hereby assigns to Purchaser, effective on the Delivery Date as of the delivery to and acceptance of the Equipment by Purchaser, all of Seller's rights under such warranties and Seller's rights with respect to warranties or other obligations of entities which have performed maintenance, service, repair, overhaul or testing thereon. Seller agrees to execute such documents as may be reasonably necessary to evidence the assignment hereby made or contemplated.

11.  LOSS OR DAMAGE PRIOR TO DELIVERY

     A. In the event of damage to any of the Equipment following the execution hereof and prior to the Delivery Date, Purchaser shall have the right to delay the Delivery Date for a reasonable period of time (but not beyond March 31, 1999, or such later date as is mutually agreed) to ensure to Purchaser's satisfaction that the Equipment will be repaired and restored to the condition required by this Agreement; and if such damage delays delivery of any of the Equipment beyond March 31, 1999 (or such later date as is mutually agreed), Purchaser or Seller shall have the right to terminate this Agreement by giving written notice to the other, and upon such termination all rights and obligations of both parties hereunder shall be discharged automatically without further act or deed.

     B. In the event of total loss or destruction of any of the Equipment following the execution hereof and prior to the Delivery Date, either Purchaser or Seller shall have the right to terminate the Agreement by giving written notice to the other, and upon such termination all rights and obligations of both parties hereunder shall be discharged automatically without further act or deed.

12.  APPLICABLE LAW AND JURISDICTION

     This Agreement shall, in all respects, be governed by and construed in accordance with the laws of the State of New York, United States of America, without giving effect to the conflict of laws principles thereof.

13.  MISCELLANEOUS

     A. All warranties and representations made by either party shall survive the closing of the transaction contemplated herein and the delivery of the Equipment.

     B. Whether or not the transactions contemplated hereby shall be consummated, each of Purchaser and Seller agrees to pay its own out-of-pocket expenses, including attorney's fees, incurred in connection with the preparation, negotiation and execution of this Agreement and any other documents required in connection herewith and the transactions contemplated hereby.

     C. This Agreement is a confidential document between Purchaser and Seller and, except as provided by applicable law or with the prior written consent of the other party, which consent shall not be unreasonably withheld, neither Purchaser nor Seller will disclose the terms of this Agreement to third parties, other than to its auditors, legal and technical advisors or lenders.

     D. This Agreement constitutes the entire agreement between Seller and Purchaser in relation to the purchase and sale of the Equipment and supersedes all previous proposals, agreements and other written and oral communications in relation thereto. Purchaser and Buyer acknowledge and agree that there have been no representations, warranties, promises, guarantees or agreements, express or implied, made by either party in connection with the transactions contemplated hereby, except as set forth herein. This Agreement may only be amended or modified by a writing executed by Buyer and Seller.

     E. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and their successors and assigns. Except as set forth immediately below, neither this Agreement, nor any of Purchaser's or Seller's rights and interests hereunder, may be assigned without the express prior written consent of the other party hereto.

     F. The rights of the parties hereunder are cumulative, not exclusive, may be exercised as often as each party considers appropriate and are in addition to its rights under general law. The rights of one party against the other party shall not be deemed waived or amended except by an express waiver or amendment in writing. Any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or amendment of that or any other such right; any defective or partial exercise of any such rights will not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on a party's part or on its behalf will in any way preclude such party from exercising any such right or constitute a suspension or any amendment of any such right.

     G. Any provision herein which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or rendering unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Seller and Purchaser hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     H. This Agreement may be executed in any number of identical counterparts, all of which together will be deemed to be one and the same instrument.
Delivery of an executed counterpart of this Agreement by facsimile will be deemed effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Agreement by facsimile will also deliver an originally executed counterpart; provided the failure of any party to deliver an originally executed counterpart of this Agreement will not affect the validity or effectiveness of this Agreement.

                         (continued on signature page)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first shown above.

TOWER AIR, INC.                       UNICAPITAL AIRCRAFT ENGINE GROUP, INC.

BY:                                   BY:
    -------------------------------       -------------------------------
NAME:   William Cain                  NAME:    Randall P. Fiorenza
TITLE:  Senior Vice President -       TITLE:   President and Chief Operating
        Engineering and Maintenance            Officer

                                    ANNEX I
                                    -------

                                 FORM OF LEASE

                                    ANNEX II
                                    --------

                           FORM OF SECURITY AGREEMENT

                                                                  EXECUTION COPY

                                PROMISSORY NOTE

U.S.$9,137,500                                                  March 24, 1999

        FOR VALUE RECEIVED, TOWER AIR, INC., a Delaware corporation (the "Borrower"), by this promissory note (the "Note") irrevocably and unconditionally promises to pay to the order of UNICAPITAL CORPORATION, a Delaware corporation, or any assignee of this Note or any successor or assignee thereof (the "Holder"), the principal sum of NINE MILLION ONE HUNDRED THIRTY SEVEN THOUSAND FIVE HUNDRED DOLLARS (US$9,137,500) payable in eighteen (18) consecutive equal monthly installments of principal and interest due on the same day of each month of each year until maturity beginning on April 23, 1999; provided, however, that the final installment of principal and interest payable hereunder shall be in the amount of all of the remaining and then outstanding principal balance of this Note, together with interest accrued thereon.

        The unpaid principal amount from time to time outstanding shall bear interest from the date of this Note at the fixed rate of interest of ten percent (10%) per annum. Any principal, interest or any other amount hereunder which is not paid when due (whether as stated, by acceleration or otherwise) shall, to the full extent permitted by law, thereafter bear interest at the rate of twelve percent (12%) per annum from the date such amount shall have become due and payable up to the date the same shall be paid. Interest shall be computed on the basis of a 360 day year consisting of 12 months of 30 days each. Anything in this Note to the contrary notwithstanding, the Holder shall not be permitted to charge or receive, and the Borrower shall not be obligated to pay, interest in excess of the maximum rate from time to time permitted by applicable law.

        All payments to be made hereunder by the Borrower shall be made without set-off, deduction, counterclaim or withholding whatsoever, in United States dollars in same day funds not later than 3:00 p.m., New York time, on the due date, by wire transfer of immediately available funds to NationsBank, N.A., ABA No. 111000012, Account No. 3751028367, For Final Credit To: UniCapital Corporation, or to such other account as the Holder may from time to time designate, in writing, to the Borrower. Whenever any payment hereunder shall be stated to be due on a day that is not a Working Day, such payment shall be made on, and interest shall be payable to, the succeeding Working Day unless the succeeding Working Day shall fall in the succeeding calendar month, in which event such payment shall be made on the preceding Working Day. "Working Day" shall mean a day on which dealings in currencies and exchange between banks may be carried on in New York, New York.

        The Borrower agrees to indemnify the Holder for, and hold the Holder harmless from, any present or future claim or liability for any registration charge or any stamp, excise or other similar taxes and any penalties or interest with respect thereto, which may be imposed by any jurisdiction in connection with this Note or enforcement hereof.

        The Borrower hereby represents and warrants that: (a) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has full power, authority and legal right to execute, deliver and perform this Note, and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Note on the terms and conditions hereof; (b) this Note constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally, and except as enforceability may be subject to the application of equitable principles in any proceeding, legal or equitable; (c) the execution, delivery and performance by the Borrower of this Note will not violate the charter, bylaws or other corporate rules of the Borrower or any provision of law or regulation or of any judgment, order or decree of any court, arbitrator or governmental authority or of any agreement of any nature whatsoever, binding upon the Borrower or its assets; (d) no consent or exemption is required in connection with the execution, delivery, performance (including payment as specified in the fourth paragraph of this Note), validity or enforceability of this Note; (e) no Event of Default (as defined herein) has occurred and is continuing; (f) the obligations of the Borrower under this Note rank at least pari passu (in priority of payment, security and otherwise) with all other unsecured pecuniary obligations of whatsoever nature (including contingent obligations) of the Borrower outstanding as of the date hereof; (g) except as set forth on the schedule provided to UniCapital Aircraft Engine Group, Inc. (formerly United States Turbine Engine Corporation), a wholly owned subsidiary of the Holder, on December 28, 1998, no litigation, arbitration or administrative proceeding of or before any court, arbitrator or governmental authority is pending or, to the knowledge of the Borrower, threatened (i) with respect to any aspect of this Note or (ii) affecting the Borrower or any of its assets, which, if adversely determined, would have a material adverse effect on the business, prospects or financial condition of the Borrower; (h) all tax returns required to be filed by the Borrower have been filed and all taxes payable by the Borrower have been paid, except those being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books; and (i) this Note is issued to evidence the financing of 85% of the Purchase Price (as defined in that certain Engine Purchase Agreement dated as of February 8, 1999, between the Borrower and UniCapital Aircraft Engine Group, Inc., a wholly owned subsidiary of the Holder).

        If any of the following events (each, an "Event of Default") occurs: (a) the Borrower fails to pay when due any principal of or interest on this Note or any other amount payable hereunder and such failure is not remedied within 3 Working Days; or (b) the Borrower fails to make any payment when due on any pecuniary obligation(s) (other than this Note) of any nature whatsoever (including, without limitation, contingent obligations), (x) owed to UniCapital Corporation or an affiliate of UniCapital Corporation or (y) which pecuniary obligation(s) exceed US$5,000,000 (or the equivalent in one or more other currencies) individually or in the aggregate, or defaults in performance of any agreement under which any such obligation is created, or any other event shall occur or condition exist, if the effect of such default or other event or condition is to cause such obligation to become, or to permit holders of such obligation, or a trustee on their behalf, to declare such obligation, due prior to its normal maturity, provided, however, that if the Borrower is contesting in good faith the amount of any such obligation and has set aside adequate reserves, such failure to pay shall not be deemed to constitute an Event of

Default hereunder during the pendency of such contest; or (c) the Borrower becomes insolvent or unable to pay its debts as they mature, or consents to the appointment of a custodian, trustee, intervenor or receiver for it or a substantial part of its property, or any such custodian, trustee, intervenor or receiver is appointed, or bankruptcy, dissolution, reorganization, intervention, arrangement or liquidation proceedings (or proceedings similar in purpose or effect) are instituted (i) by the Borrower or (ii) against the Borrower and are not dismissed within sixty (60) days; or (d) any governmental consent or exemption necessary to enable the Borrower to comply with or perform its obligations under this Note is revoked, withdrawn or withheld, or otherwise fails to be issued or remain in full force and effect; or (e) a warrant of attachment or execution or similar process against any substantial part of the assets of the Borrower is issued; or (f) any representation or warranty made by the Borrower in this Note proves to have been incorrect when made; or (g) there occurs a material adverse change in the business, prospects or financial condition of the Borrower; or (h) the Borrower fails to perform or observe any covenant or other term contained in this Note and such failure, if capable of remedy, is not remedied within 15 days after its receipt of written notice of such failure to perform or observe from the Holder; then, and in any such event, the Holder may, by notice of default given to the Borrower, declare unpaid principal, accrued interest and all other amounts payable under this Note to be immediately due and payable without presentment, demand, protest or other notice of any kind, each of which is hereby expressly waived by the Borrower. The Borrower hereby agrees that, so long as any principal, interest or any other amount remains outstanding and unpaid under this Note, the Borrower shall notify the Holder promptly by telephone, confirmed in writing, or in writing, upon the occurrence of any Event of Default.

        The Borrower agrees to pay all the Holder's costs and out pocket expenses (including, without limitation, reasonable fees and disbursements of counsel including, without limitation, the allocated cost of in house counsel) arising in connection with the enforcement of, and preservation of rights under, this Note.

        The Borrower agrees to indemnify the Holder for, and to hold the Holder harmless from, any loss or expense which the Holder may sustain or incur as a consequence of (i) default by the Borrower in payment when due of any principal of or interest on this Note or (ii) the making of any payment or prepayment hereunder on a day or in an amount other than the dates and amounts specified in this Note.

        No action or omission by the Holder shall constitute a waiver of any rights or remedies of the Holder hereunder. Such rights and remedies are cumulative and not exclusive of any rights or remedies provided by law. Payment of principal of and interest on this Note shall not discharge the Borrower's obligation with respect to any other amount payable hereunder. In connection with any assignment by the Holder of this Note and the loan evidenced hereby, the Borrower hereby agrees promptly to execute and deliver such documents and instruments, and to take such further action as may be reasonably requested by the Holder or such assignee to further evidence, or in connection with, such assignment, including, without limitation, the giving by the Borrower of any notice to any regulatory authority or others deemed necessary or advisable by the Holder or such assignee in its sole discretion. The Holder shall have all the rights and benefits of this Note as if it were the original Holder hereof.

        Unless otherwise specified, all notices and other communications under the Note shall be in writing and shall be deemed made (i) if by hand or courier service, when delivered or (ii) if by mail or facsimile, when sent, addressed as follows or at such other address as may be designated by written notice:

        Tower Air, Inc.
        Hangar 17
        J.F.K. International Airport
        Jamaica, NY  11430
        Attn: William Cain
        Fax: (718) 553-4387

        with a copy to:
        Stephen L. Gelband, Esq.
        Hewes Gelband Lambert & Dann
        1000 Potomac St. NW
        Suite 300
        Washington, D.C.  20007
        Fax:  (202) 333-0871

        UniCapital Corporation
        10800 Biscayne Boulevard
        Suite 300
        Miami, Florida  33161
        Attn:  Mr. Stuart Cauff
        Fax:  (305) 899-5050

    The Borrower hereby irrevocably: (a) submits in any legal proceeding relating to this Note to the non exclusive jurisdiction of any state or United States court of competent jurisdiction sitting in the State of New York and agrees to suit being brought in any such court, as the Holder may elect; (b) waives and agrees not to claim (i) any objection that it may now or hereafter have to the venue of any such proceeding in any such court or that such proceeding was brought in an inconvenient court and (ii) immunity (whether characterized as sovereign immunity or otherwise) from suit, from the jurisdiction of any court, from attachment prior to or in aid of execution of, a judgment, or from execution of a judgment; (c) agrees to service of process in any such legal proceeding by mailing of copies thereof (by registered or certified mail) postage prepaid, to the Borrower at its address set forth above or such other address of which the Holder shall have been notified in writing;
(d) agrees that nothing herein shall affect the Holder's right to effect service of process in any other manner permitted by law, and that the Holder shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against the Borrower in any other court or jurisdiction in accordance with applicable law; and (g) WAIVES TRIAL BY JURY IN ANY SUCH LEGAL PROCEEDING.

        THIS NOTE SHALL BE A CONTRACT UNDER, AND BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK


                         TOWER AIR, INC.


                         By:
                            -----------------------------------------------
                         Name:   William Cain
                         Title:  Senior Vice President  Engineering
                               and Maintenance

                                                                  EXECUTION COPY


                       ENGINE LEASE AND OPTION AGREEMENT

                                  DATED AS OF

                                FEBRUARY 8, 1999

                                    BETWEEN

                    UNICAPITAL AIRCRAFT ENGINE GROUP, INC.,

                                   AS LESSOR,

                                      AND

                                TOWER AIR, INC.,

                                   AS LESSEE


                    One (1) Pratt & Whitney JT9D-7Q Engine,
                        Manufacturer's Serial No. 702083
                   Three (3) Pratt & Whitney JT9D-7J Engines,
              Manufacturer's Serial Nos. 686106, 662751 and 662323
                   Five (5) Pratt & Whitney JT9D-7A Engines,
      Manufacturer's Serial Nos. 662749, 662550, 662498, 662338 and 662270

                               Table of Contents
                                                                      Page

1.   Definitions....................................................... 2

2.   Term; Delivery of Engines......................................... 5

     (a)  Term......................................................... 5
     (b)  Lease Supplement............................................. 5

3.   Rent and Other Payments; Purchase Option.......................... 5

     (a)  Basic Rent................................................... 5
     (b)  Maintenance Reserves......................................... 5
     (c)  Supplemental Rent............................................ 6
     (d)  Manner of Payment............................................ 6
     (e)  Late Payments................................................ 6
     (f)  No Setoff, Counterclaim, etc................................. 7
     (g)  Purchase Option.............................................. 8
     (h)  Security Deposit............................................. 9

4.   LESSEE Deliveries................................................. 9

5.   Disclaimer; Manufacturer and Vendor Warranties....................10

     (a)  Disclaimer by LESSOR.........................................10
     (b)  Manufacturer and Vendor Warranties...........................10

6.   Maintenance; Replacement and Pooling of Parts; Alterations and
     Modifications.....................................................11

     (a)  Maintenance..................................................11
     (b)  Replacement of Parts.........................................11
     (c)  Pooling of Parts.............................................12
     (d)  Alterations and Modifications................................12

7.   Title; Liens; Operation and Possession............................12

     (a)  Title........................................................12
     (b)  Liens........................................................12
     (c)  Operation....................................................13
     (d)  Possession...................................................13
     (e)  Identification Plate.........................................14
     (f)  Inspections..................................................14

8.   Loss, Destruction, Requisition, etc...............................15

     (a)  Event of Loss with Respect to an Engine......................15



                                      (i)

     (b)  Application of Payments from Governmental Authorities........15
     (c)  Requisition for Use of the Engine............................15

9.   Insurance.........................................................15

     (a)  Liability....................................................15
     (b)  Property Damage Insurance....................................16
     (c)  Terms of Insurance...........................................16
     (d)  Application of Insurance.....................................16
     (e)  Reports......................................................17
     (f)  Failure to Insure............................................17
     (g)  Additional Insurance.........................................17
     (h)  Continuation of Liability Insurance..........................17

10.  Return of Engine..................................................17

     (a)  Redelivery upon Termination..................................17
     (b)  Condition of Engine..........................................18
     (c)  Engine Documentation.........................................19
     (d)  Service Bulletin Kits........................................19

11.  Representations and Warranties of LESSEE..........................19

12.  Indemnification...................................................21

     (a)  General Indemnity and Expenses...............................21
     (b)  General Tax Indemnity........................................22
     (c)  Calculation of Tax Indemnity Payments........................23
     (d)  Reports......................................................23
     (e)  Payment......................................................23
     (f)  Survival.....................................................23

13.  Assignment........................................................24

     (a)  No Assignment by LESSEE......................................24
     (b)  Assignment by LESSOR.........................................24

14.  Events of Default; Remedies.......................................24

     (a)  Events of Default............................................24
     (b)  Remedies.....................................................25

15.  Notices...........................................................27

16.  Governing Law and Jurisdiction....................................28

     (a)  Governing Law................................................28
     (b)  Jurisdiction; Service of Process.............................28
     (c)  Waiver of Immunity...........................................29


                                     (ii)

17.  Miscellaneous.....................................................29

     (a)  Entire Agreement.............................................29
     (b)  English Language.............................................29
     (c)  LESSOR's Right to Perform for LESSEE.........................29
     (d)  Application of Payments During Existence of Default..........30
     (e)  Quiet Enjoyment..............................................30
     (f)  Expenses.....................................................30
     (g)  Further Assurances...........................................30
     (h)  Invalidity of any Provision..................................30
     (i)  Headings.....................................................30
     (j)  Third Party Beneficiaries....................................30

Schedule 1:  Basic Rent
Schedule 2:  Stipulated Loss Values
Schedule 3:  Option Exercise Prices

Exhibit A:  Form of Lease Supplement
Exhibit B:  Form of Return Acceptance Receipt
Exhibit C:  Form of Identification Plate
Exhibit D:  Form of Bill of Sale






                                     (iii)

     This ENGINE LEASE AND OPTION AGREEMENT, is made and entered into as of February 8, 1999, between UNICAPITAL AIRCRAFT ENGINE GROUP, INC., a Delaware corporation ("LESSOR"), and TOWER AIR, INC., a Delaware corporation ("LESSEE").

     The subject matter of this Lease is the following aircraft equipment (collectively, the "Engines," and each individually, an "Engine") and the Engine documentation set forth on Attachment 1 to the applicable Lease Supplement (as defined herein):

     (1) one (1) Pratt & Whitney JT9D-7Q engine bearing manufacturer's serial number 702083 ("Engine 702083"), which has 750 or more rated takeoff horsepower, together with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in LESSOR in accordance with the terms of Section 6(c) after removal from
                                                 ------------
any such Engine;

     (2) one (1) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 686106 ("Engine 686106"), which has 750 or more rated takeoff horsepower, together with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in LESSOR in accordance with the terms of Section 6(c) after removal from
                                                 ------------
any such Engine;

     (3) one (1) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 662751 ("Engine 662751"), which has 750 or more rated takeoff horsepower, together with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in LESSOR in accordance with the terms of Section 6(c) after removal from
                                                 ------------
any such Engine;

     (4) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662749 ("Engine 662749"), which has 750 or more rated takeoff horsepower, together with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in LESSOR in accordance with the terms of Section 6(c) after removal from
                                                 ------------
any such Engine;

     (5) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662550 ("Engine 662550"), which has 750 or more rated takeoff horsepower, together with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in LESSOR in accordance with the terms of Section 6(c) after removal from
                                                 ------------
any such Engine;

     (6) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662498 ("Engine 662498"), which has 750 or more rated takeoff horsepower, together with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in LESSOR in accordance with the terms of Section 6(c) after removal from
                                                 ------------
any such Engine;

     (7) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662338 ("Engine 662338"), which has 750 or more rated takeoff horsepower, together with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in LESSOR in accordance with the terms of Section 6(c) after removal from
                                                 ------------
any such Engine;

     (8) one (1) Pratt & Whitney JT9D-7J engine bearing manufacturer's serial number 662323 ("Engine 662323"), which has 750 or more rated takeoff horsepower, together with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in LESSOR in accordance with the terms of Section 6(c) after removal from
                                                 ------------
any such Engine; and

     (9) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662270 ("Engine 662270"), which has 750 or more rated takeoff horsepower, together with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in LESSOR in accordance with the terms of Section 6(c) after removal from
                                                 ------------
any such Engine.

     In consideration of and subject to the mutual covenants, terms and conditions contained in this Lease, LESSOR and LESSEE agree as follows:

     1.  Definitions.
         -----------

          (a) Unless the context otherwise requires the following terms shall have the following meanings for all purposes of this Lease and shall be equally applicable both to the singular and plural forms of the terms defined. Any agreement defined below shall include each amendment, modification and supplement thereto and waiver thereof in effect from time to time.

     "Basic Rent"  for each Engine shall mean the rent payable to LESSOR for
      ----------
such Engine pursuant to Section 3(a) hereof in the amount set forth opposite
                        ------------
such Engine on Schedule 1 attached hereto.
               ----------

     "Business Day" shall mean any day not a Saturday, Sunday or legal holiday
      ------------
in the State of New York on which banks are open for business in New York City.

     "Default" shall mean any event that, with the passage of time or the giving
      -------
of notice or both, would become an Event of Default.

     "Delivery Date" shall mean the date on which the Engines are delivered by
      -------------
LESSOR to LESSEE for lease hereunder.

     "Dollars" and "US$" shall mean lawful currency of the United States of
      -------       ---
America.

     "Event of Loss" with respect to any Engine shall mean any of the following
      -------------
events: (i) loss of such Engine or the use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of such Engine permanently unfit for normal use for any reason whatsoever;

(ii) any damage to such Engine that results in the receipt of insurance proceeds with respect to such property on the basis of a total loss; (iii) the condemnation, confiscation or seizure of, or requisition of title to, such property by any authority, or a requisition for use of such property, either (x) by any authority other than a Government Entity of the United States, or (y) by a Government Entity of the United States if for a stated or actual period in excess of the remaining Term; (iv) as a result of any rule, regulation, order or other action by the FAA, or other governmental body having jurisdiction thereof, the use of such Engine in the normal course of air transportation shall have been prohibited for a period of six consecutive months; or (v) the inability for any reason of LESSOR to obtain possession of such Engine within 15 days after this Lease shall have been declared to be in default pursuant to Section 14,
                                                                 ----------
free and clear of all Liens (other than LESSOR's Liens); or (vi) the operation or location of the Engine, while under requisition by a Government Entity of the United States, in any area excluded from coverage (because of such requisition or otherwise) by any insurance policy in effect required by the terms of
Section 9, if LESSEE shall be unable to obtain from such Government Entity an
---------
indemnity in lieu thereof, in substance acceptable to LESSOR, with a mechanism for payment not materially less favorable than that of Section 9.
                                                       ---------

     "FAA" shall mean the United States Federal Aviation Administration and any
      ---
successor agency thereto.

     "Flight Hour" shall mean each hour or part thereof elapsing from the moment
      -----------
the wheels of the airframe on which an Engine is then installed leave the ground on takeoff until the wheels of such airframe touch the ground on landing following such flight. For purposes of all calculations under this Lease measured in Flight Hours, such hours, including fractions thereof, shall be measured to two decimal places.

     "Government Entity" means (i) any national, state or local government, (ii)
      -----------------
any board, commission, department, division, instrumentality, court, agency or political subdivision of any entity described in (i) above, however constituted, and (iii) any association, organization or institution of which any entity described in (i) or (ii) above is a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant.

     "Insured Value" shall mean in respect of any Engine an amount equal to 110%
      -------------
of the Stipulated Loss Value of such Engine.

     "Lease," "this Lease Agreement," "this Lease," "this Agreement," "herein,"
      -----
"hereunder," "hereby," or other like words shall mean this Lease as originally executed or as modified, amended or supplemented pursuant to the applicable provisions hereof.

     "Lease Supplement" shall mean each Lease Supplement, substantially in the
      ----------------
form on Exhibit A hereto, to be entered into on the Delivery Date between LESSOR
        ---------
and LESSEE for the purpose of leasing each Engine under and pursuant to the terms of this Lease Agreement.

     "LESSOR Lien" shall mean any Lien arising as a result of (i) claims against
      -----------
LESSOR not related to the transactions contemplated by this Lease, (ii) Taxes imposed against LESSOR that are not indemnified against by LESSEE pursuant to
Section 12(b) or (iii) claims against
-------------

LESSOR arising out of the transfer of all or any part of its interest in any Engine, other than by reason of the occurrence of an Event of Loss or following an Event of Default.

     "Lien" shall mean any mortgage, pledge, lien, charge, encumbrance, lease,
      ----
exercise of rights, security interest or claim of any nature whatsoever.

     "Manufacturer" shall mean Pratt & Whitney.
      ------------

     "Option Exercise Date" shall mean any of the dates set forth on Schedule 3
      --------------------
hereto on which LESSEE exercises or is deemed to have exercised the Purchase Option in accordance with Section 3(g) hereof.

     "Option Price" shall mean the amount set forth on Schedule 3 hereto under
      ------------
the heading "Option Price" opposite the Option Exercise Date on which the Purchase Option is to be exercised.

     "Parts" shall mean any and all appliances, parts, avionics, attachments,
      -----
accessions, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature attached to or incorporated in any Engine.

     "Payment Date" shall mean the Delivery Date and the same day of the month
      ------------
as the Delivery Date in each calendar month after such date during the Term or, if there shall be no such numerically corresponding date in any such succeeding calendar month, the last day of such month.

     "Person" shall mean an individual, corporation, partnership, joint venture,
      ------
trust, unincorporated organization or any other juridical entity, or a Government Entity.

     "Post-Default Rate" shall mean a rate per annum equal to twelve percent
      -----------------
(12%) on the basis of the actual number of days elapsed over a 360-day year.

     "Rent" shall mean Basic Rent and Supplemental Rent.
      ----

     "Stipulated Loss Value" shall mean in respect of any Engine, the amount set
      ---------------------
forth opposite such Engine on Schedule 2 attached hereto..
                              ----------

     "Supplemental Rent" shall mean all amounts, sums, monies, indebtedness,
      -----------------
liabilities and obligations (other than Basic Rent) that LESSEE assumes, agrees or otherwise becomes liable to pay to LESSOR or others hereunder or under any other document or agreement entered into in connection herewith or with the transactions contemplated hereby and thereby including, without limitation, payments of Maintenance Reserves, Stipulated Loss Value and any interest payable with respect to payments pursuant to Section 3(e).
                                     ------------

     "Tax" or "Taxes" shall mean any and all fees, taxes (including, without
      ---      -----
limitation, gross receipts, income, sales, rental, use, turnover, value added, property (tangible or intangible), excise and stamp taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any and all penalties, fines, additions to tax and interest thereon or computed by reference thereto.

     (b) The following terms are defined in the Sections referenced below:

                Term                        Section
        ----------------------    --------------------------

        Additional Insureds                   9(c)
        Engines                             Preamble
        Event of Default                     13(a)
        Expenses                             11(a)
        Indemnitee                           11(a)
        Maintenance Program                   6(a)
        Maintenance Reserves                  3(b)
        Permitted Lien                        7(b)
        Purchase Option                       3(g)
        Security Deposit                      8(a)
        Taxing Authority                     11(b)
        Term                                  2(a)



     2.  Term; Delivery of Engines.
         -------------------------

         (a) Term.  The term of this Lease (the "Term") shall commence on the
             ----                                ----
Delivery Date and end, unless earlier terminated pursuant to the provisions of this Lease, five (5) years after the Delivery Date (the "Term").
                                                         ----

         (b) Lease Supplement.  On the Delivery Date, LESSEE shall execute and
             ----------------
deliver to LESSOR a Lease Supplement for each Engine, dated as of the Delivery Date, with respect to the acceptance of such Engine and Engine documentation for lease hereunder.

     3.  Rent and Other Payments; Purchase Option.
         ----------------------------------------

         (a) Basic Rent.  LESSEE agrees to pay to LESSOR the Basic Rent with
             ----------
respect to each Engine, monthly in advance, on each Payment Date.

         (b) Maintenance Reserves.
             --------------------

               (i) Lessee shall pay Lessor, as Supplemental Rent for use of each Engine during the Term, within ten (10) days following the last day of each calendar month during the Term, an amount ("Maintenance Reserves") equal to
                                                 --------------------
     the sum of (A) with respect to Engine 702083, Engine 686106, Engine 662751 and Engine 662323 an amount determined by multiplying the number of Flight Hours of operation of such Engines during the immediately preceding month times Two Hundred and Twenty Five Dollars (US$225); plus (B) with respect to Engine 662749, Engine 662550, Engine 662498, Engine 662338 and Engine 662270, an amount determined by multiplying the number of Flight Hours of operation of such Engines during the immediately preceding month times One Hundred and Ninety Dollars (US$190). The Maintenance Reserves shall bear simple interest at a rate equal to ten percent (10%) per annum. All interest accrued in respect of the Maintenance Reserves shall be kept and held by LESSOR as additional Maintenance Reserves and subject to the same conditions of return as if it had been paid by LESSEE as Maintenance Reserves.

               (ii) The Lessee shall be entitled to reimbursement from the Maintenance Reserves paid by LESSEE with respect to an Engine for LESSEE's actual costs (without mark-up) incurred with respect to off-wing heavy maintenance of such Engine, including any costs associated with replacement of life limited parts, but excluding the cost of any repairs or maintenance required due to accidents, abuse, misuse, mishandling, faulty maintenance, foreign object damage, elective part replacement or any insured event (collectively, "Non-Reimbursable Repairs"); provided, that, LESSEE shall be entitled to reimbursement from the Maintenance Reserves for any maintenance for ordinary wear and tear performed contemporaneously with such Non-Reimbursable Repairs. Such reimbursement shall be made within fifteen (15) Business Days after presentation to LESSOR of appropriate written evidence of such expenses (which shall include a copy of an invoice from an FAA-approved maintenance facility indicating that the maintenance has been completed and identifying those engine maintenance tasks accomplished and the labor and material breakdown thereof, and a receipt from the maintenance facility for payment of the invoice, or at least such amount thereof as shall exceed the portion of the Maintenance Reserves available to LESSEE hereunder); provided, that (i) the amount reimbursed to LESSEE
                           --------
     with respect to any Engine shall not exceed the amount of the Maintenance Reserves paid by LESSEE (plus interest accrued pursuant to clause (i) of this Section 3(b)) with respect to such Engine and not previously
          -----------
     disbursed, and (ii) in no event shall LESSEE be entitled to reimbursement for any expenses related to removal or installation of an Engine for maintenance or any other shipping or transportation expenses. To the extent that any amount reimbursable hereunder has not been paid by LESSEE, such amount shall be paid directly to the maintenance facility which performed the services for which reimbursement is sought.

          (c) Supplemental Rent. LESSEE also agrees promptly to pay to LESSOR,
              -----------------
or to whomsoever shall be entitled thereto, any and all Supplemental Rent, as the same shall become due and owing, and in the event of any failure on the part of LESSEE to pay any Supplemental Rent, LESSOR shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent.

          (d) Manner of Payment.  All payments of Rent shall be made directly to
              -----------------
LESSOR in Dollars in same day funds not later than 3:00 p.m., New York City time, on the date when due by wire transfer of immediately available funds to Nationsbank, N.A., ABA No. 111000012, Account No: 3751075750, For Final Credit
To: UniCapital Aircraft Engine Group, Inc.; provided, however, that in the event that any payment should be due on a day that is not a Business Day then such payment shall be made on the Business Day immediately preceding such day without any deduction or credit for early payment.

          (e) Late Payments.  As to any (i) amount due under this Lease that is
              -------------
not paid when due as herein provided or (ii) advance made by LESSOR of any amount required to be paid by LESSEE as herein provided and not so paid by LESSEE, LESSEE shall pay to LESSOR at the time of payment thereof, as Supplemental Rent, interest thereon at the Post-Default Rate, from either the due date thereof (as to amounts referred to in clause (i)) or the date of the advance by LESSOR (as to amounts referred to in clause (ii)), as the case may be, to the date such late payment is paid in full.

          (f) No Setoff, Counterclaim, etc. Notwithstanding anything to the
              ----------------------------
contrary herein, LESSEE's obligations and liabilities to pay all amounts payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right that LESSEE may have against LESSOR or any other Person for any reason whatsoever, (ii) any defect in the title, airworthiness, condition, design, operation or fitness for use of or any damage to or loss or destruction of, an Engine or any Part thereof or any interruption or cessation in the use or possession of any Part thereof by LESSEE for any reason whatsoever, (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against LESSEE or any other Person, (iv) the disaffirmance or rejection of this Lease by LESSOR or any trustee in bankruptcy (or similar party) for LESSOR, (v) claims against the Manufacturer or manufacturers of an Engine or any Part or component thereof, (vi) enforceability or lack of enforceability of any of the terms or conditions of this Lease, (vii) breach by LESSOR of any warranty, express or implied, with regard to an Engine or any Part thereof, including, without limitation, merchantability or fitness for any purpose or use relating to or otherwise made or alleged to be made by LESSOR to LESSEE or any of its agents, representatives or employees with regard to an Engine or any Part thereof, (viii) any right, claim, demand, bill, action or suit whatsoever by or against or on the part of LESSEE against LESSOR, including, without limitation, whether arising out of legal action or otherwise
(x) at law or in equity, (y) whether affirmative, negative or defensive in nature for or on account of the legality, enforceability, validity or other infirmity as to (A) any of the terms or conditions of this Lease, (B) any express or implied warranty as to an Engine or any Part thereof or (C) arising out of or as a result of any contract, agreement, assignment or transaction between LESSOR and LESSEE whether direct or indirect, written or oral, or (ix) any other circumstances, happening or event whatsoever, whether or not similar to any of the foregoing which but for this provision might have the effect of terminating this Lease, it being the intention of the LESSOR and LESSEE that all Rent and other amounts payable by LESSEE hereunder shall be payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease. LESSEE hereby waives, to the fullest extent permitted by applicable law any and all rights it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease except in accordance with the express terms hereof. Each payment of Rent made by LESSEE shall be final as to LESSOR and LESSEE, and LESSEE will not seek to recover all or any part of any such payment of Rent from LESSOR or its successors or assigns for any reason whatsoever. Nothing in this Section 3(f) shall be construed to limit LESSEE's right to seek a recovery of any payment of Rent or any other amount which is not due and payable hereunder, or to limit LESSEE's rights and remedies to pursue, in a court of law or otherwise, any claim it may have against LESSOR on account of any failure of LESSOR to perform its obligations hereunder or in connection herewith.

          (g) Purchase Option.
              ---------------

               (i) Provided that no Event of Default shall have occurred and be continuing either at the time of LESSEE's notice or on such Option Exercise Date, LESSEE shall have the option, upon not less than thirty (30) days' prior irrevocable written notice to LESSOR specifying a proposed Option Exercise Date, to terminate this Lease and purchase the Engines (the "Purchase Option"). In the event that LESSEE shall have not exercised its
      ---------------
     right to terminate this Lease and purchase the Engines prior to the last Option Exercise Date (i.e., February 8, 2004) then, LESSEE shall be required to exercise, and the Purchase Option shall be deemed exercised by LESSEE, on such last Option Exercise Date. In the event that the sum of
     (1) the Maintenance Reserves paid by LESSEE and not previously disbursed, plus (2) any Security Deposit received by LESSOR pursuant to section 3(h) hereof, plus (3) all accrued interest accrued thereon pursuant to clause
     (i) of Section 3(b) or Section 3(h), as applicable (together, the "Option
            -----------     ------------                                ------
     Amount"), equals or exceeds the Option Price of the Engines on an Option
     ------
     Exercise Date, each of the LESSEE and the LESSOR shall have the option, upon not less than thirty (30) days' prior irrevocable written notice to the other, to declare the Purchase Option to be deemed exercised by LESSEE. Upon any exercise or deemed exercise by LESSEE of the Purchase Option, on the Option Exercise Date specified in LESSEE's notice of exercise or on the Option Exercise Date on which the Purchase Option is deemed to have been exercised, as the case may be, (i) LESSEE shall acquire the Engines from LESSOR by paying, as the purchase price therefor, the Option Price of the Engines as of the Option Exercise Date (as set forth on Schedule 3 hereto), less the Option Amount, plus any Rent then due and unpaid under this Lease (including any payment of Basic Rent due on the Option Exercise Date) and
     (ii) LESSOR shall transfer to LESSEE all of LESSOR's right, title and interest in and to the Engines, "as is, where is" and without recourse or warranty (except as to title to the Engines and the absence of LESSOR's Liens thereon) and shall execute and deliver to LESSEE a Bill of Sale in the form attached hereto as Exhibit D and such other documents or
                                 ---------
     instruments as LESSEE shall reasonable request to evidence (on the public record or otherwise) such transfer. Upon the sale of the Engines as contemplated by this Section 3(g), the obligation of LESSEE to pay Rent shall cease and the Term shall end, effective as of the date of such sale.

               (ii) Upon any exercise or deemed exercise by LESSEE of the Purchase Option, all obligations of the LESSOR to make disbursements to LESSEE from the Maintenance Reserves, including without limitation pursuant to any request for reimbursement made by LESSEE prior to the date of LESSEE's exercise or deemed exercise of the Purchase Option shall terminate as of the applicable Option Exercise Date; and any portion of the Maintenance Reserves or Security Deposit not applied toward the payment of the Option Price of the Engines as of the applicable Option Exercise Date shall be applied first, so much of such amounts as shall be required to
                      -----
     reimburse or pay LESSOR for any Rent due and payable hereunder shall be retained by LESSOR for its own account; and second, the balance, if any,
                                                 ------
     shall be paid to LESSEE.

               (h) Security Deposit. Any amount paid to LESSOR as a Security
                   ----------------
Deposit pursuant to Section 8(a) or Section 8(b) hereof shall be held by LESSOR
                    ------------    ------------
during the Term as security for the full and punctual performance by LESSEE of all of its obligations hereunder. During the Term, the Security Deposit shall be for LESSOR's sole and exclusive use and may be commingled by LESSOR with other funds. LESSOR may, but shall not be obligated to, apply the Security Deposit, in whole or in part for the payment of any Rent and any other amount owing from time to time by LESSEE hereunder, or utilize the Security Deposit in whole or in part to perform any of LESSEE's obligations hereunder or otherwise remedy any Default, without prejudice to any other remedy of LESSOR. LESSEE shall not attempt to subject the Security Deposit to any Lien or to assign any interest therein to any Person. LESSOR shall be entitled to the remedy of offset against and application of the Security Deposit, without any prior notice to or demand against LESSEE (except to the extent otherwise required by applicable law), all of which are hereby waived. If LESSOR uses or applies all or a portion of the Security Deposit, such application shall not be deemed a cure of any Default, and LESSEE shall, within three (3) Business Days after LESSOR's demand therefor, deposit with LESSOR in immediately available funds an amount sufficient to restore the Security Deposit to its total amount immediately prior to such application. Within fifteen (15) Business Days after redelivery of the Engines to LESSOR by LESSEE in conformity with the provisions of Section 10 hereof, and
                                                         ----------
provided LESSEE has paid in full of all amounts owing by LESSEE hereunder and performed all of its obligations hereunder, LESSOR will return to LESSEE the Security Deposit, less any amounts applied by LESSOR and not replenished by LESSEE. Any amounts held by LESSOR as a Security Deposit shall bear simple interest at a rate equal to ten percent (10%) per annum. All interest accrued in respect of the Security Deposit shall be kept and held by LESSOR as additional security hereunder and, subject to the same conditions of return as if it had been part of the Security Deposit.

     4.  LESSEE Deliveries.  LESSEE shall deliver the following to LESSOR, on or
         -----------------
before the Delivery Date:

          (a) Executed copies of this Lease and a Lease Supplement in the form of Exhibit A hereto covering each Engine and effective as of the Delivery Date.
   ---------

          (b) The first Basic Rent payment for each Engine.

          (c) An insurer's or broker's certificate in form and substance acceptable to LESSOR as to the due compliance by LESSEE with the insurance provisions of Section 9.
              ---------

          (d) Certificate of LESSEE's Secretary with respect to the resolutions of the Board of Directors of LESSEE authorizing the execution, delivery and performance by LESSEE of this Lease and all other documents and certificates contemplated hereby to be executed on behalf of LESSEE, and the authority and signatures of the persons authorized to execute and deliver such documents on behalf of LESSEE.

          (e) LESSOR have received evidence satisfactory to it that that certain Engine Security Agreement dated as of the date hereof, between LESSEE, as debtor, and LESSOR, as secured party, shall have been duly filed for recordation with the FAA, and LESSEE shall have executed (as debtor) and delivered to LESSOR one or more precautionary Uniform Commercial Code financing statements or similar statements for filing in such places in the United States as, in LESSOR's opinion, are necessary or desirable.

          (f) LESSOR shall have received a favorable opinion of LESSEE's independent counsel, in form and substance satisfactory to LESSOR, as to such matters as LESSOR may reasonably request.

          (g) No Event of Loss shall have occurred with respect to any Engine.

     5.  Disclaimer; Manufacturer and Vendor Warranties.
         ----------------------------------------------

          (a) Disclaimer by LESSOR.  LESSOR HEREBY EXPRESSLY DISCLAIMS ANY
              --------------------
WARRANTY EITHER EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE) RELATING TO THE CAPACITY, AGE, QUALITY, DESCRIPTION, STATE, CONDITION, DESIGN, CONSTRUCTION, USE, OPERATION, OR PERFORMANCE OF THE ENGINES OR THE SUITABILITY OF AN ENGINE OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR AS TO ITS AIRWORTHINESS. LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS OR DAMAGE WHATSOEVER INCLUDING, BUT NOT LIMITED TO, INCIDENTAL OR CONSEQUENTIAL DAMAGES, CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY ANY ENGINE OR PARTS, OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY INCIDENT WHATSOEVER IN CONNECTION THEREWITH ARISING IN STRICT LIABILITY, NEGLIGENCE, GROSS NEGLIGENCE OR OTHERWISE, OR IN ANY ACTION RELATED TO OR ARISING OUT OF THIS LEASE OR ANY OTHER DOCUMENT AND WHETHER INVOLVING PERSONAL INJURY, PROPERTY DAMAGE OR OTHERWISE. LESSEE HEREBY WAIVES AS BETWEEN ITSELF, LESSOR AND ANY PERSON CLAIMING BY, THROUGH OR UNDER LESSOR, ALL ITS RIGHTS, EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE), AGAINST LESSOR OR ANY OTHER SUCH PERSON IN AND TO THE ENGINES RELATING TO THE CAPACITY, AGE, QUALITY, DESCRIPTION, STATE, CONDITION, DESIGN, CONSTRUCTION, USE, OPERATION OR PERFORMANCE OF THE ENGINES AND THE LEASING THEREOF BY LESSOR TO LESSEE, OR TO THE MERCHANTABILITY OR SUITABILITY OF THE ENGINES OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR AS TO ITS AIRWORTHINESS.

          (b) Manufacturer and Vendor Warranties.  LESSOR hereby assigns to
              ----------------------------------
LESSEE during the Term (so long as no Event of Default is continuing) all assignable warranties given by the Manufacturer and other vendors with respect to the Engines. To the extent that any warranty given by the Manufacturer or others with respect to the Engines are not assignable or otherwise made available to LESSEE, LESSOR agrees, at its option, either (i) to authorize LESSEE to take such action to enforce such warranty in the name of LESSOR as LESSEE sees fit or (ii) to exert reasonable efforts at LESSEE's request and expense to enforce any such warranties for the benefit of LESSEE. Effective on the return of the Engines or the termination of this Lease, whichever is earlier, LESSEE hereby assigns any remaining warranties, and any claims thereunder, to LESSOR or its designee.

     6.  Maintenance; Replacement and Pooling of Parts; Alterations and
         --------------------------------------------------------------
Modifications.
-------------

          (a) Maintenance. During the Term, LESSEE shall, at its sole cost and
              -----------
expense, service, inspect, test, maintain, overhaul and repair each Engine and all of the Parts in accordance with an FAA approved maintenance and inspection program (the "Maintenance Program") and in conformity with the rules and
              -------------------
regulations of the FAA, (A) so as to keep the Engines in as good condition (operating and otherwise), appearance and repair as when delivered to LESSEE hereunder, ordinary wear and tear excepted; provided that each Engine must be returned to Lessor in serviceable condition at the end of the Term in accordance with Section 10 hereof, and (B) in the same manner and with the same care as
     ----------
used by LESSEE with respect to similar engines owned or operated by LESSEE. All such service, inspection, maintenance, modification, repair and overhaul shall be performed or caused to be performed in accordance with applicable FAA requirements and under the Maintenance Program, and shall be accomplished in accordance with applicable service, inspection, maintenance, modification, repair and overhaul manuals and bulletins published by the Manufacturer or the manufacturers of Parts installed on the Engine.

          (b) Replacement of Parts.  LESSEE, at its own cost and expense, will
              --------------------
promptly replace all Parts that may from time to time be incorporated or installed in or attached to an Engine and that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, LESSEE may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided that LESSEE will, at its own cost and expense, replace such Parts as promptly as possible. All replacement Parts shall be free and clear of all Liens (except Permitted Liens and pooling arrangements permitted by Section 6(c)) and shall be in as good operating
                          ------------
condition as, in similar modification and service bulletin accomplishment status as, shall be fully interchangeable as to form, fit and function and shall have a value and utility at least equal to, the Parts replaced (assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof). All Parts at any time removed from any Engine shall remain subject to this Lease, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to such Engine and that meet the requirements for replaced Parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to an Engine as above provided, without further act, (i) title to the replaced Part shall there upon vest in LESSEE, free and clear of all rights of LESSOR and shall no longer be deemed a Part hereunder provided, however, that in the case of any Part that is replaced by a replacement Part subject to a pooling arrangement, title to such replaced Part shall not vest in LESSEE until LESSEE has complied with Section 6(c), (ii) title to such replacement Part shall vest
                  ------------
in LESSOR and such replacement Part shall thereupon become subject to this Lease (subject only to a pooling arrangement to the extent permitted by Section
                                                                  -------

6(c)) and (iii) such replacement Part shall be deemed part of such Engine for
-----
all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Engine.

          (c) Pooling of Parts.  Any Part removed from an Engine as provided in
              ----------------
Section 6(b) may be subjected by LESSEE to a normal pooling arrangement
------------
customary in the airline industry entered into in the ordinary course of LESSEE's business with financially and operationally responsible air carriers; provided, that the Part replacing such removed Part shall be incorporated or installed in or attached to such Engine in accordance with Section 6(b) as
                                                           ------------
promptly as possible after the removal of such removed Part. In addition, any replacement Part when incorporated or installed in or attached to any Engine in accordance with Section 6(b) may be owned by a financially and operationally
                ------------
responsible air carrier subject to such a normal pooling arrangement; provided that LESSEE, at its expense as promptly thereafter as possible, either (i) causes such replacement Part to become subject to this Lease in accordance with
Section 6(b) by LESSEE acquiring title thereto for the benefit of LESSOR free
------------
and clear of all Liens other than Permitted Liens or (ii) replaces such replacement Part by incorporating or installing in or attaching to such Engine a further replacement Part owned by LESSEE free and clear of all Liens other than Permitted Liens and by causing such further replacement Part to become subject hereto in accordance with Section 6(b).
                          ------------

          (d) Alterations and Modifications.  LESSEE, at its own expense, will
              -----------------------------
make such alterations and modifications to the Engines as may be required from time to time to meet the standards of the FAA or other governmental authority having jurisdiction and as required to conform to Manufacturers' service bulletins. LESSEE shall not make other alterations or modifications to the Engines without LESSOR's prior written consent. To the extent the alterations or modifications made pursuant to this Section 6(d) are made in connection with
                                    ------------
off-wing heavy maintenance of an Engine, LESSEE shall be entitled to reimbursement from the Maintenance Reserves therefor pursuant to
Section 3(b)(ii).
----------------

     7.  Title; Liens; Operation and Possession.
         --------------------------------------

          (a) Title.  Until LESSEE has exercised the Purchase Option and
              -----
purchased the Engines in accordance with the terms hereof, (i) title to the Engines shall remain solely and exclusively vested in LESSOR and (ii) LESSEE shall have no right, title or interest in the Engines except the right to use the Engines as provided herein. LESSEE shall, at LESSEE's sole cost, from time to time do or cause to be done all acts and things then required by law or by practice, custom or understanding or as LESSOR may reasonably request to protect, preserve and perfect LESSOR's rights and interests in the Engines and this Lease in any jurisdiction into or over which LESSEE may operate the Engines or to which LESSEE or the Engines is or may become subject.

          (b)  Liens.  LESSEE will not directly or indirectly create, incur,
               -----
assume or suffer to exist any Lien on or with respect to any Engine, title thereto or any Part or interest therein or in this Lease except (i) the respective rights of LESSOR and LESSEE as herein provided, (ii) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Section 6(c), (iii) LESSOR Liens, (iv) Liens for Taxes either not yet
         ------------
due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings diligently pursued so long as such proceedings do not involve any danger of the sale, forfeiture or loss of any Engine or any Part or interest therein, and (v) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings diligently pursued so long as such proceedings do not involve any danger of the sale, forfeiture or loss of any Engine or any Part or interest therein (each of the Liens referred to in clauses (i) to (v) being herein referred to as "Permitted
                                                                     ---------
Liens").  LESSEE will, at its own expense, take such action as may be necessary
-----
duly to discharge any such Lien not excepted above if the same shall arise at any time. LESSEE hereby further agrees that no mechanics' or similar Lien for any labor, services or materials supplied by LESSEE shall attach to or otherwise affect any Engine or any Part and LESSEE hereby irrevocably waives disclaims and releases any such Lien.

          (c)  Operation. LESSEE shall not operate or locate any Engine, or
               ---------
suffer any Engine to be operated or located, (i) in violation of any applicable law, (ii) in any area excluded from coverage by any insurance required by the terms of Section 9, except in the case of a requisition by a Government Entity
         ---------
of the United States where LESSEE obtains indemnity in lieu of such insurance from such Government Entity against the risks and in the amounts required by
Section 9 covering such areas or (iv) in any recognized or, in LESSOR's
---------
judgment, threatened area of hostility (including the United States, if it becomes an area of hostility) without LESSOR's written consent and unless fully covered to LESSOR's satisfaction by war risk, confiscation and hijacking insurance, or unless such Engine is operated or used under contract with a Government Entity of the United States under which contract such Government Entity assumes liability for any damage, loss, destruction or failure to return possession of such Engine at the end of the term of such contract and for injury to Persons or damage to property of others. LESSEE shall not install or permit any Engine to be installed on any airframe not owned or leased by LESSEE or on any airframe owned or leased by LESSEE unless and for so long as no Lien will attach to such Engine by virtue or otherwise as a result of such installation without LESSOR's prior written consent. LESSEE agrees that the Engines shall be used primarily in the United States.

          (d)  Possession.  LESSEE will not sublease or otherwise in any
               ----------
manner deliver, transfer or relinquish possession of any Engine; provided, that, so long as no Default or Event of Default is continuing, and so long as the action to be taken shall not deprive LESSOR of its interest in such Engine, LESSEE may, from time to time, take any of the following actions:

               (i) subject an Engine to interchange, pooling or similar agreements or arrangements normal or customary in the industry, and entered into by LESSEE in the ordinary course of its business with financially and operationally responsible air carriers, a responsible operator of repair facilities, or the Manufacturer; provided, that the identification plate required by Section 7(e) hereof shall remain on such Engine and if LESSOR's interest in such Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss and LESSEE shall comply with Section 8(a) in respect thereof;
                              ------------

               (ii) deliver possession of an Engine to the Manufacturer or to any FAA-approved maintenance facility for testing, service, repair, maintenance or overhaul work or for alterations or modifications in or additions to such Engine to the extent required or permitted by the terms of Section 6(d); or
        ------------

               (iii) sublease an Engine for a term (including extensions and renewals) which does not extend beyond the end of the Term to any air carrier that is an affiliate of LESSEE and not the subject of any bankruptcy, insolvency or reorganization proceeding.

     LESSEE shall give written notice to LESSOR of any sublease under clause
(iii) of this Section 7(d) specifying the sublessee and the term of the
              ------------
sublease. Any permitted sublease shall (1) require the maintenance, insurance and operation of such Engine to be in accordance with the provisions of this Lease, (2) require the sublessee to keep such Engine free and clear of Liens other than Permitted Liens, (3) prohibit further transfer of such Engine to or possession thereof by any third Person other than to the extent permitted by
Section 7(d)(ii), (4) expressly prohibit any further sublease of such Engine by
----------------
such sublessee, (5) be made expressly subject and subordinate to this Lease including, without limitation, LESSOR's rights to repossession pursuant to
Section 14 and to avoid such sublease upon a default thereunder or an Event of
----------
Default hereunder and (6) require the sublessee, at LESSEE or such sublessee's sole expense, to do or cause to be done all acts and things then required by law or by practice, custom or understanding or as LESSOR may request to protect, preserve and perfect LESSOR's rights and interests in such Engine and this Lease in any jurisdiction into or over which such sublessee may operate such Engine or to which such sublessee is subject.

     No transfer or relinquishment of possession of an Engine permitted under this Section 7(d) shall in any way discharge or diminish any of LESSEE's
     ------------
obligations hereunder, or constitute a waiver of any of LESSOR's rights and remedies hereunder. Notwithstanding any transfer or relinquishment of possession permitted under this Section 7(d), LESSEE shall remain primarily
                                ------------
liable hereunder for the performance of all of the terms of this Lease to the same extent as if any such transfer or relinquishment of possession had not occurred.

          (e) Identification Plate.  LESSEE shall affix and at all times
              --------------------
maintain on each Engine a fireproof identification plate containing the legend set forth on Exhibit C hereto or any other legend requested by LESSOR. LESSEE shall promptly replace any such nameplate that becomes illegible, lost, damaged or destroyed for any reason.

          (f) Inspections.  LESSEE shall furnish LESSOR such information
              -----------
concerning the location, condition, use and operation of each Engine as LESSOR may reasonably request. LESSEE shall give LESSOR reasonable prior notice of the anticipated date of any major maintenance checks, in order to enable LESSOR to inspect the Engines (should it choose to do so) at the time and place such major checks occur. LESSOR shall be entitled to have its technical representatives present during any major maintenance checks. On reasonable notice, LESSOR and/or its authorized agents or representatives shall have the right to inspect the Engines and Engine documentation and/or make copies of the Engine documentation. LESSOR shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of making or not making any such inspection or by reason of any reports it receives or any reviews it may make of the Engine records.

     8.  Loss, Destruction, Requisition, etc. During the Term, LESSEE shall bear
         ------------------------------------
the entire risk of loss of or damage to the Engines. Accordingly:

          (a) Event of Loss with Respect to an Engine. Upon an Event of Loss
              ---------------------------------------
with respect to an Engine, LESSEE shall give LESSOR written notice within three
(3) Business Days of such Event of Loss. On or before the earlier to occur of
(x) the actual receipt by LESSEE of insurance proceeds in respect of such Event of Loss and (y) the sixtieth (60th) day after the date of such Event of Loss, LESSEE shall pay to LESSOR in immediately available funds the Stipulated Loss Value of such Engine, whereupon such proceeds shall be held by the LESSOR as a security deposit (the "Security Deposit"), subject to the provisions of Section
                       ----------------
3(h) hereof.

          (b) Application of Payments from Governmental. Any payments (other
              -----------------------------------------
than insurance proceeds the Authorities application of which is provided for in
Section 9) received by LESSOR or by LESSEE from a Government Entity or other
---------
Person with respect to an Event of Loss resulting from the condemnation, confiscation, theft or seizure of, or requisition of title to or use of, an Engine, other than a requisition for use by a Government Entity of the United States not constituting an Event of Loss, shall be paid to or retained by LESSOR as a Security Deposit, subject to the provisions of Section 3(h).
                                                    ------------

          (c) Requisition for Use of the Engine.  In the event of the
              ---------------------------------
requisition for use by a Government Entity of the United States of an Engine during the Term under circumstances not constituting an Event of Loss, LESSEE shall notify LESSOR of such requisition and all of LESSEE's obligations under this Lease with respect to such Engine shall continue to the same extent as if such requisition had not occurred. All payments received by LESSOR or LESSEE from such Government Entity for the use of any Engine shall be paid over to, or retained by, LESSOR and applied in reduction of LESSEE's obligations hereunder.

     9.  Insurance.
         ---------

          (a) Liability.  LESSEE, at its sole cost and expense, shall maintain
              ---------
or cause to be maintained throughout the Term and until the return of the Engines to LESSOR in such condition as is required under Section 10 hereof,
                                                         ----------
public liability (including, without limitation, aircraft third-party, baggage, cargo, contractual and passenger legal liability including war risks), property damage liability insurance with respect to any aircraft on which any Engine is installed and general airline third party legal liability (including products liability insurance) with insurers of recognized responsibility and good repute specializing in aviation insurance in the leading international markets, in form and in amounts satisfactory to Lessor and Lender at least equal to the greater of (a) Five Hundred Million Dollars (US$500,000,000) per occurrence subject to no deductible except deductibles as to baggage and cargo that are standard in the airline industry in respect of carriers operating in the countries in which LESSEE operates and (b) the greater of (i) the amount of such insurance customarily carried with respect to engines similar to such Engines and the aircraft on which such Engine is at any time installed by corporations engaged in the same or similar business as LESSEE and (ii) the amount of such insurance carried by LESSEE applicable to other aircraft of similar type in LESSEE's fleet.

          (b) Property Damage Insurance.  LESSEE, at its own expense, shall
              -------------------------
maintain or cause to be maintained throughout the Term all-risk (including, without limitation, fire, transit and extended coverage) insurance, war-risk insurance and political risk insurance (including nationalization, expropriation, confiscation and similar perils) (to the extent available), with respect to the Engine, whether or not installed on an airframe in an amount not less than the Insured Value.

          (c) Terms of Insurance.
              ------------------

               (i) Any policies carried in accordance with Section 9 covering
                                                           ---------
     the Engines and any policies taken out in substitution or replacement for any such policies shall: (A) insure the interests of, and name as additional insureds, each Indemnitee (the "Additional Insureds") and
                                                -------------------
     provide that the Additional Insureds bear no liability for the payment of premiums; (B) be made payable to LESSOR as "loss payee" (except that proceeds with respect to loss or damage of less than $150,000 shall be payable to LESSEE subject to the last sentence of Section 9(d)); (C)
                                                       ------------
     provide that if there is any material adverse alteration or cancellation of the insurance, such alteration or cancellation shall not be effective as to the Additional Insureds for thirty (30) days (with respect to war risk insurance seven (7) days or such lesser period as may be customarily available) after notice is given by the underwriters; (D) provide that in respect of the interest of LESSOR and each other Additional Insured in such policies, such insurance shall not be invalidated by any action or inaction of LESSEE or any other Person and shall insure LESSOR's and the Additional Insureds' interests, regardless of any breach or violation by LESSEE or any other Person of any warranties declarations or conditions contained in such policies; and (E) shall contain a waiver by the insurers of all rights of subrogation against LESSOR.

               (ii) All amounts payable under policies carried in accordance with this Section 9 shall be paid in Dollars in the United States, except
               ---------
     with respect to claims made by third parties in another currency or if prohibited by law.

          (d) Application of Insurance.  All insurance or indemnity payments
              ------------------------
received as the result of an Event of Loss with respect to an Engine will be applied in the following order of priority: (i) first, to reimburse LESSOR for
                                                -----
costs and expenses incident to such Event of Loss; (ii) second, to LESSOR in the
                                                        ------
amount required to be paid by LESSEE pursuant to Section 8(a), which amount
                                                 ------------
shall be applied in reduction of LESSEE's obligation to pay such amount if not already paid by LESSEE or, to the extent such amount has been paid by LESSEE, to LESSEE to reimburse LESSEE for its payment thereof and (iii) third, to LESSEE
                                                             -----
the balance, if any, of such payment. The insurance payments with respect to any property damage or loss not constituting an Event of Loss with respect to an Engine will be paid to LESSEE and applied by LESSEE in payment for repairs to or replacement of property in accordance with the terms of Section 6(c) against
                                                        ------------
evidence satisfactory to LESSOR that such repairs and replacement have been made, or, if such repairs or replacement have already been paid for by LESSEE, to reimburse LESSEE therefor, and any balance remaining after compliance with such Section with respect to such loss shall be paid to LESSOR.

          (e) Reports.  On or before the Delivery Date, LESSEE will furnish or
              -------
cause to be furnished to LESSOR a report signed by a firm of independent aircraft insurance brokers, stating the opinion of such firm that the insurance then carried and maintained on the Engines complies with the terms hereof. LESSEE will cause such firm to advise LESSOR and each other Additional Insured in writing promptly of any default in the payment of any premium, of any other act or omission on the part of LESSEE of which such firm has knowledge that might invalidate or render unenforceable, in whole or in part, any insurance on the Engines and of each claim made by LESSEE in respect of the Engines. Prior to the expiration or on or prior to the termination date of any insurance required hereunder, LESSEE will provide LESSOR with telex or fax confirmation from LESSEE's insurance brokers of that certificate of insurance evidencing the replacement of such insurance will be issued on the termination date of the prior certificate. Within seven (7) days after such renewal, LESSEE will furnish its brokers' certificates of insurance to LESSOR.

          (f) Failure to Insure.  In the event that LESSEE shall fail to
              -----------------
maintain or cause to be maintained insurance as herein provided, LESSOR may, at its option, but without liability to LESSEE for failure to do so, provide such insurance and, in such event, LESSEE shall, upon written demand, reimburse LESSOR for the cost thereof as Supplemental Rent.

          (g) Additional Insurance.  Nothing contained in this Lease shall
              --------------------
prevent LESSOR or LESSEE, each at its own expense and for its exclusive benefit, from carrying insurance covering the Engines in addition to the insurance required under this Section 9; provided, that no such additional insurance shall prejudice the insurances required hereunder or the recovery by LESSEE or LESSOR thereunder. The insurance payments for any property damage loss covered by any such additional insurance shall be paid directly to the party carrying such insurance.

          (h)  Continuation of Liability Insurance.  If LESSEE exercises the
               -----------------------------------
Purchase Option and purchases the Engines, then LESSEE shall continue to cause the Indemnitees to be named as additional insureds under LESSEE's or the Engines operators' aviation and airline general third party liability insurance for a period of two (2) years after the Option Exercise Date (with respect to claims arising as a result of LESSEE's use or operation of the Engines during the
Term).

     10.  Return of Engine.    The provisions of this Section 10 shall apply to
          ----------------                            ----------
any return of the Engines to LESSOR upon termination of this Lease (including, without limitation, such return resulting from an Event of Default); provided, that if this Lease is terminated pursuant to Section 14, any action that is
                                             ----------
required to be taken by Lessee prior to the return of the Engines shall be taken immediately after the return of the Engines.

          (a)  Redelivery upon Termination.  On the date of termination of
               ---------------------------
this Lease, LESSEE shall at its own expense return the Engines to LESSOR in Norwalk, Connecticut. At the time of return of each Engine to LESSOR, LESSOR and LESSEE shall execute a Return Acceptance Receipt in substantially the form of Exhibit B hereto. Upon
                                                       ---------
delivery to Lessor:

               (i) All outstanding airworthiness directives, mandatory service bulletins and instructions issued by the FAA affecting the Engines and requiring compliance (either by means of repetitive inspections, modifications or terminating action) prior to the return date of the Engine to LESSOR shall have been complied with on a terminating action basis (if terminating action is available). In the event LESSEE has obtained a waiver, deviation, dispensation or extension from the FAA and/or any other aviation authority from having to comply with any such mandatory orders, directives and instructions, LESSEE shall, irrespective of such waiver, deviation, dispensation or extension comply on a terminating action basis with all such mandatory orders, directives and instructions covered by such waiver, deviation, dispensation or extension prior to return of the Engines to LESSOR;

               (ii) All outstanding deferred maintenance items shall have been cleared on a terminating action basis; and

               (iii) No special or unique Manufacturer or FAA inspection or check requirements which are specific to any Engine (as opposed to all aircraft or engines of their types) and which shall have arisen during the Term hereof will exist with respect to any Engine and its parts, components and systems.

          (b)  Condition of Engine.  At the time of redelivery, the Engines
               -------------------
shall meet the following conditions:

               (i) Each Engine shall be free and clear of all encumbrances and liens other than Lessor Liens;

               (ii) Each Engine shall have a full (compressor and turbine section) video borescope inspection and a full performance test cell run performed by LESSEE at the time of LESSOR's ground inspection provided for in Section 7(f), and satisfactory evidence shall be provided to LESSOR
        ------------
     reflecting the correction of any discrepancies found during such inspection;

               (iii) Each Engine shall have affixed to it a current serviceable tag pursuant to U.S. FAA requirements;

               (iv) Prior to returning the Engines to LESSOR F.O.B. Norwalk, Connecticut, LESSEE will prepare each Engine for shipment by (i) capping and plugging all openings of the Engine; (ii) preserving the Engine for ninety (90) days or more storage; (iii) completely covering the Engine; and
     (iv) otherwise preparing the Engine for shipment in accordance with the Manufacturer's specifications/recommendations. Any trucks used for shipment of an Engine will be equipped with air ride or air cushion trailers. On any given shipment, such truck will be dedicated to Engines belonging solely to LESSOR; except that additional items may be transported on the truck, provided that

     (a) the Engines may be off-loaded at the redelivery location without disturbing any of the additional items and (b) LESSOR will not handle or reposition any of the additional items on the truck; and

               (v) If the Engine is a JT9D that has been operated during the Term and is subject to the requirements of AD #86-11-04 (Diffuser Case Rear Rail Inspection, SB 5591-R4, as amended), LESSEE will return such Engine with at least fifty (50) cycles remaining until the next Diffuser Case Rear Rail Inspection.

          (c)  Engine Documentation.  LESSEE shall return to LESSOR at the
               --------------------
time the Engines are returned to LESSOR, all of the Engine records documents, manuals and data provided to LESSEE by LESSOR prior to, on or after the Delivery Date, updated and maintained by LESSEE through the date of return of the Engines. In addition, LESSEE shall also provide LESSOR at the time the Engines are returned to LESSOR with all records, documents, manuals, authorizations, drawings and data, in each case in the English language, that were developed or caused to be developed by LESSEE and/or required by the appropriate governmental agency having jurisdiction updated and maintained by LESSEE for the Engines through the date of return of such Engine. Any such Engine documentation not already owned by LESSOR, when delivered to LESSOR pursuant to this Section
                                                                   -------
10(c), shall thereupon become the property of LESSOR.

          (d)  Service Bulletin Kits.  All vendor and manufacturer's service
               ---------------------
bulletin kits ordered and received by LESSEE for any Engine but not installed therein shall be returned with the Engines. Title to such kits shall pass to LESSOR concurrently with the delivery of the Engines to LESSOR.

     11.  Representations and Warranties of LESSEE.  LESSEE represents and
          ----------------------------------------
warrants to LESSOR as follows:

          (a) LESSEE (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, (ii) has full corporate power and authority and legal right to own its properties and to carry on its business as presently conducted and to perform its obligations under this Lease, (iii) is the holder of an air carrier certificate duly issued pursuant to the Federal Aviation Act and such certificate is in full force and effect, and (iv) holds all material licenses, certificates and permits from all Government Entities of the United States and other jurisdictions necessary for the conduct of its business as now conducted and for the operation of the Engines.

          (b) The execution, delivery and performance of this Lease and each Lease Supplement has been duly authorized by all necessary corporate action of LESSEE, and does not and will not (i) result in the violation of the provisions of the charter documents or bylaws of LESSEE as in effect on the date hereof,
(ii) require stockholder approval or approval or consent of any trustee or holders of any indebtedness of LESSEE, except such approvals which have been obtained and are in full force and effect, (iii) contravene any law, rule or regulation or any order of any Government Entity binding on Lessee, and (iv) conflict with or result in a breach of any terms or provisions of or constitute a default under, or result in or require the creation or imposition of any Lien upon any material property or assets of LESSEE under, any material indenture, mortgage or other agreement or instrument as in effect on the date hereof to which LESSEE is a party or by which it or any of its property is bound, or any applicable law, rule or regulation, judgment, order or decree of any Government Entity or court having jurisdiction over LESSEE or any of its properties.

          (c) This Lease and each Lease Supplement constitutes the legal, valid and binding obligation of LESSEE, enforceable against LESSEE in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and, to the extent that certain remedies require or may require enforcement by a court of equity, by such principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) as a court having jurisdiction may impose.

          (d) There are no suits or proceedings pending or, to LESSEE's knowledge, threatened in any court or before any Government Entity against or affecting LESSEE that would, if adversely determined, (i) prevent or adversely affect LESSEE's ability to perform its obligations under this Lease or (ii) materially adversely affect the financial condition or operations of LESSEE and its consolidated subsidiaries, taken as a whole, except as otherwise set forth on the schedule provided to LESSOR on December 28, 1998.

          (e) The chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of LESSEE and the office where LESSEE will keep its corporate records concerning the Engine is located in the State of New York. Lessee will notify Lessor thirty (30) days in advance of moving either such office to another location.

          (f) LESSEE has not retained or employed any broker, finder or financial advisor to act on its behalf in connection with its lease of the Engines and has not authorized any broker, finder or financial advisor retained or employed by any other person so to act.

          (g) There is no Tax, levy, impost, deduction, charge or withholding imposed by the State of New York or any Taxing Authority thereof or therein either (i) on or by virtue of the execution or delivery of this Lease or (ii) on any payment made or to be made by LESSEE under this Lease.

          (h) The obligations of LESSEE under this Lease rank at least pari passu in right of payment with all other unsecured obligations of LESSEE, with the exception of such obligations as are mandatorily preferred by law.

          (i) LESSEE will give notice to LESSOR promptly upon obtaining actual knowledge of any Default or Event of Default; and

          (j) LESSEE acknowledges that it is the intention of LESSOR that LESSOR shall be entitled to the benefits of Title 11 U.S.C. (S) 1110 and any similar or analogous provisions of any successor statute ("Section 1110") with respect to the Engines and this Lease, and LESSEE shall not oppose any motion, petition or application filed by LESSOR with any bankruptcy court having jurisdiction over LESSEE whereby LESSOR seeks recovery of possession of the Engines under Section 1110 unless LESSEE shall have complied with the requirements of Section 1110 to be fulfilled in order to entitle LESSEE to continue use and possession of the Engines hereunder.

          (k) Without having obtained the prior written consent of LESSOR, LESSEE will not consolidate with or merge into, or sell or lease in one transaction or a series of transactions all or substantially all of its assets to, another corporation or other entity unless such other corporation or entity is engaged in the airline business, the net worth of the corporation resulting from such merger or consolidation or corporation or other entity to which such sale or lease is made would be at least equal to the net worth of LESSEE at the date hereof, such corporation or other entity assumes all of LESSEE's obligations under this Lease in a manner and by documents and agreements satisfactory to LESSOR in its sole discretion, such corporation or other entity immediately subsequent to such merger, consolidation, lease or sale is not in default hereunder and if LESSOR receives an opinion satisfactory to it, of counsel satisfactory to it, as to such assumption and documentation.

     12.  Indemnification.
          ---------------

          (a)  General Indemnity and Expenses.  LESSEE hereby assumes
               ------------------------------
liability for, and hereby agrees to, indemnify, protect, save and keep harmless LESSOR and its agents, officers, directors, employees, successors and permitted assigns (each of the foregoing and their respective agents, officers, directors, employees, successors and assigns being hereinafter referred to as an "Indemnitee" and any reference herein to an Indemnitee shall include its
-----------
respective agents, officers, directors, employees, successors and permitted assigns) from and against, and on written demand to pay, or to reimburse each Indemnitee for the payment of, as the case may be, any and all liabilities, obligations, losses, damages, penalties, claims, suits, actions, costs, expenses and disbursements, including without limitation legal fees and expenses, of whatsoever kind and nature (collectively, "Expenses") imposed on, incurred by or
                                           --------
asserted against any Indemnitee relating to or arising out of (A) this Lease, any payments made pursuant hereto or the exercise of rights or remedies hereunder, (B) the Engines and any Part thereof, whether or not arising out of the ownership, design, fitness for use, merchantability, airworthiness, delivery, nondelivery, sublease, presence, storage, modification, replacement, alteration, maintenance, inspection, repair, possession, repossession after an Event of Default, use, operation, condition, return, exportation, importation, transfer or other application or disposition thereof (including, in each case and without limitation, latent or other defects, whether or not discoverable), any claim for patent, trademark or copyright infringement, any claim based on strict or absolute liability, statutory liability or tort and any liability for any injury to or death of any person or loss of or damage to any property and
(C) any breach of, noncompliance with or misrepresentation made or deemed made in, under or in connection with this Lease; provided, that LESSEE shall not be required to indemnify any Indemnitee for: (1) Expenses which would not have occurred but for the gross negligence or willful misconduct of such Indemnitee;
(2) Expenses which would not have occurred but for the existence of a Lien which LESSEE is not responsible for discharging under this Lease; or (3) Expenses arising from the transfer (other than in connection with an Event of Default or Event of Loss) of any interest in the Engines or the Lease by LESSOR.

     Any payment or indemnity pursuant to this Section 12(a) shall include the
                                               -------------
amount, if any, necessary to hold each Indemnitee harmless on a net after-tax basis from all Taxes required to be paid by such recipient with respect to such payment or indemnity under laws, rules or regulations of any Government Entity or Taxing Authority. If any Indemnitee is entitled to a permanent tax benefit (whether by way of deduction, credit or otherwise) not taken into account pursuant to the preceding sentence as a result of the matter indemnified against under this Section 12(a), such Indemnitee shall promptly pay to LESSEE, after
           -------------
such permanent tax benefit is realized but not before LESSEE shall have made all payments theretofore due to such Indemnitee under this Agreement and any other agreement in respect of the Engines, an amount that, after subtraction of any further tax savings to which such Indemnitee is entitled as a result of the payment thereof, is equal to the amount of such permanent tax benefit; provided, however, that such Indemnitee shall not be obligated to make any payment to LESSEE pursuant to this sentence so long as a Default or Event of Default shall have occurred and be continuing or any Rent then due and owing shall not have been paid.

     If any Indemnitee shall have knowledge of any claim or liability required to be indemnified against under this Section 12(a), such Indemnitee shall give
                                     -------------
reasonably prompt written notice thereof to LESSEE, but the failure of such Indemnitee so to notify LESSEE shall not relieve LESSEE from any liability that it would otherwise have to such Indemnitee hereunder except to the extent that LESSEE's rights respecting any defense thereto are irrevocably and materially impaired directly and solely as a result of such failure. LESSEE shall be obligated to each Indemnitee under this Section 12(a) irrespective of whether
                                        -------------
any Indemnitee shall also be indemnified with respect to the same matter under any other agreement, and each Indemnitee may proceed directly against LESSEE under this Section 12(a) without first resorting to any such other rights of
           -------------
indemnification. Upon the indefeasible payment in full of any indemnities due and owing under this Section 12(a), LESSEE shall be subrogated to any right of
                     -------------
the Indemnitee in respect of the matter against which indemnity has been given.

          (b)  General Tax Indemnity.  LESSEE agrees that each payment of Rent
               ---------------------
or any amount payable hereunder shall be free of all withholdings of any nature whatsoever, and in the event that any withholding is required, LESSEE shall pay an additional amount of Rent such that after the deduction of all amounts required to be withheld, the net amount of Rent actually and indefeasibly received by each Indemnitee or the net amount that is actually received by LESSOR, as the case may be, will equal the amount of Rent or any such amount payable hereunder or such other amount, as the case may be, that would be due absent such withholding. LESSEE hereby agrees to indemnify and hold harmless from and against, and on written demand, to pay or reimburse each Indemnitee for the payment of, as the case may be, any and all Taxes imposed upon or asserted against any Indemnitee or the Engines or any Part thereof or interest therein, or this Lease, or the rentals received under this Lease, by any federal, state or local government or other taxing authority in the United States, in any territory or possession thereof or by any foreign government or any political subdivision or taxing authority thereof or therein (the foregoing being referred to herein individually as a "Taxing Authority" and
                             ----------------
collectively as "Taxing Authorities") upon or with respect to (i) the delivery,
                 ------------------
transport, insuring, ownership, possession, repossession, operation, use, presence, condition, maintenance, repair, return, sale, storage, redelivery, manufacture, subleasing, modification, importation, transfer of title, exportation or other application or disposition of, or the imposition of any Lien (other than a LESSOR Lien) on the Engines or any Part thereof or interest therein, (ii) payments of Basic Rent or Supplemental Rent payable pursuant to this Lease, (iii) the Engines or any Part thereof or any interest therein or the applicability of this Lease to the Engines or any Part thereof or any interest therein or (iv) otherwise with respect to or in connection with the transactions effected under this Lease. The provisions of this Section 12(b) shall not apply
                                                  -------------
to Taxes which are based upon, or measured by, LESSOR's net income.

          (c)  Calculation of Tax Indemnity Payments.  Any payment that LESSEE
               -------------------------------------
is required to make to or for the account of an Indemnitee with respect to any Tax that is subject to indemnification under Section 12(b) shall include the
                                             -------------
amount necessary to hold such Indemnitee harmless on a net after-tax basis from the net amount of all Taxes required to be paid by such Indemnitee as the result of such payment pursuant to the laws of any Taxing Authority. The amounts of any payments to be made pursuant to Section 12(b) shall be calculated by the
                                    -------------
Indemnitee entitled to such payments and such calculation shall be conclusive and binding on LESSEE, absent manifest error.

          (d)  Reports.  If any report, return or statement is required to be
               -------
filed with respect to any Tax that is subject to indemnification under Section
                                                                       -------
12(b), LESSEE shall timely file the same, except for any such report, return or
-----
statement that a Indemnitee has notified LESSEE that it intends to file. LESSEE shall either file such report, return or statement so as to show the ownership of the Engines in LESSOR and send a copy of such report, return or statement to LESSOR or, where LESSEE is not so permitted to file in the name of LESSOR, shall notify LESSOR of such requirement and cooperate reasonably with LESSOR with respect thereto. Each Indemnitee shall promptly forward to LESSEE any notice, bill or advice received by it concerning any Tax.

          (e)  Payment.  Unless otherwise requested by the appropriate
               -------
Indemnitee, LESSEE shall pay when due any Tax for which it is liable pursuant to
Section 12(b) directly to the appropriate Taxing Authority, or, upon written
-------------
demand, shall reimburse the appropriate Indemnitee for the payment of any such Tax made by such Indemnitee. Within 30 days after the date of each payment by LESSEE of any Tax referred to in the preceding sentence, LESSEE shall furnish the appropriate Indemnitee evidence of payment of such Tax acceptable to such Indemnitee. LESSEE shall also cause to be furnished, promptly upon request, such data as any Indemnitee may reasonably require from LESSEE to enable such Indemnitee to comply with the requirements of any Taxing Authority in respect of any Tax referred to in Section 12(b).
                       -------------

          (f)  Survival.  The obligations contained in this Section 12 shall
               --------                                     ----------
survive the termination of this Lease, to the extent they have accrued, or relate to events that have occurred, on or before the date of such termination; provided that obligations arising as a result of the occurrence of a Default or an Event of Default shall in any event, without limiting the foregoing, survive until payment in full and performance of all obligations owing to each Indemnitee under the foregoing agreements and all other agreements referred to herein or contemplated hereby. The obligations of LESSEE in respect of all such indemnities, obligations, adjustments and payments are expressly made for the benefit of, and shall be enforceable by, each Indemnitee entitled thereto at the option of such Indemnitee without declaring this Lease to be in default or taking any other action hereunder.

     13.  Assignment.
          ----------

          (a)  No Assignment by LESSEE.  EXCEPT AS OTHERWISE EXPRESSLY
               -----------------------
PROVIDED HEREIN, LESSEE SHALL NOT ASSIGN OR OTHERWISE TRANSFER IN ANY MANNER ANY OF ITS RIGHTS OR INTERESTS WITH RESPECT TO THIS LEASE, THE ENGINES OR ANY PART THEREOF.

          (b)  Assignment by LESSOR.  LESSOR may assign at any time and from
               --------------------
time to time all or any part of its right, title and interest in and to this Lease or the Engine. The terms and provisions of this Lease shall be binding upon and inure to the benefit of LESSOR and its successors and assigns.

     14.  Events of Default; Remedies.
          ---------------------------

          (a)  Events of Default.  The occurrence of any of the following
               -----------------
events shall constitute an "Event of Default" (whether any such event shall be
                            ----------------
voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Event of Default shall be deemed to exist and continue so long as it shall not have been remedied:

               (i) LESSEE shall fail to make any payment of Rent within three
     (3) Business Days after the same shall have become due and payable;

               (ii) LESSEE shall fail to carry and maintain insurance on or with respect to the Engines in accordance with Section 9;
                                               ---------

               (iii) LESSEE shall fail to perform or observe any other covenant, term, condition or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for a period of fifteen (15) days after written notice thereof to LESSEE;

               (iv) any representation or warranty made by LESSEE herein shall at any time prove to have been false or incorrect at the time made;

               (v) LESSEE shall fail to make any payment when due on any pecuniary obligation(s) (other than this Lease) of any nature whatsoever (including, without limitation, contingent obligations), (a) owed to LESSOR or an affiliate of LESSOR or (b) which pecuniary obligation(s) exceed US$5,000,000 (or the equivalent in one or more other currencies) individually or in the aggregate, or defaults in performance of any agreement under which any such obligation is created, or any other event shall occur or condition exist, if the effect of such default or other event or condition is to cause such obligation to become, or to permit holders of such obligation, or a trustee on their behalf, to declare such obligation, due prior to its normal maturity, provided, however, that if LESSEE is contesting in good faith the amount of any such obligation and has set aside adequate reserves, such failure to pay shall not be deemed to constitute an Event of Default hereunder during the pendency of such contest;

               (vi) LESSEE shall (A) voluntarily commence any proceeding or file any petition seeking relief under any applicable bankruptcy, insolvency, liquidation or similar law now or hereafter in effect, (B) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (C) apply for or consent to the appointment of a receiver, trustee, custodian sequestrator or similar official for itself or for a substantial part of its property or assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors, (F) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (G) take corporate action for the purpose of effecting any of the foregoing;

               (vii) an involuntary proceeding shall be commenced or for involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of LESSEE, or of a substantial part of the property or assets of LESSEE under any applicable bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator or similar official for LESSEE or for a substantial part of the property of LESSEE or (C) the winding-up or liquidation of LESSEE; and such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for thirty (30) days;

               (viii) final judgment for the payment of money in excess of US$1,000,000 (or the equivalent in another currency) shall be rendered against LESSEE and the same shall remain undischarged for a period of ten
     (10) days during which execution of such judgment shall not be effectively stayed or bonded in a manner satisfactory to LESSOR;

               (ix) possession of any Engine shall be transferred to another Person, other than in accordance with the express provisions of Section
                                                                     -------
     7(d); and/or
     ----

               (x) a material adverse change occurs in the business, prospects or financial condition of LESSEE.

          (b)  Remedies.  Upon the occurrence of any Event of Default and at
               --------
any time thereafter so long as the same shall be continuing, LESSOR may, at its option, declare this Lease to be in default by notice to LESSEE; and at any time thereafter, so long as LESSEE shall not have remedied all outstanding Events of Default before LESSOR shall have commenced to exercise its rights or remedies hereunder, LESSOR may exercise one or more of the following rights and remedies with respect to the Engines as LESSOR in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

               (i) cause LESSEE, upon the written demand of LESSOR and at LESSEE's expense, to return promptly, and LESSEE shall return promptly (and in no event later than two days after such demand), the Engines to LESSOR or its order in the manner and condition required by, and otherwise in accordance with, Section 10 as if the Engines were being returned at the
                      ----------
     end of the Term, or LESSOR, at its option, may enter upon the premises where the Engines is located and take immediate possession of and remove the same;

               (ii) hold, use, operate, keep idle or lease to others the Engines, with or without taking possession thereof as LESSOR in its sole discretion may determine, free and clear of any rights of LESSEE and without any duty to account to LESSEE with respect to such action or inaction or for any proceeds with respect thereto, except that LESSEE's obligation to pay Basic Rent for any periods in respect of the Engines accruing after LESSEE shall have been deprived of possession of the Engines pursuant to this Section 14 shall be reduced by the net proceeds, if any,
                      ----------
     received by LESSOR from leasing the Engines to any Person other than LESSEE for the same periods or any portions thereof;

               (iii) LESSOR may exercise any other right or remedy that may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach or to rescind this Lease;

               (iv) LESSOR may terminate this Lease; and/or

               (v) whether or not LESSOR shall have exercised, or shall thereafter at any time exercise, any of its rights under clauses (i), (ii),
     (iii) or (iv) above, LESSOR, by written notice to LESSEE specifying a payment date not earlier than five (5) Business Days after the date of such notice, may terminate this Lease and demand that LESSEE pay to LESSOR and LESSEE shall pay to LESSOR, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, the sum of: (A) any unpaid Basic Rent due for periods ending on or prior to the payment date specified in such notice and any unpaid Supplemental Rent due on or prior to such payment date, plus (B) in lieu of the Basic Rent due on Payment Dates occurring after the Payment Due Date, an amount equal to the aggregate unpaid Basic Rent which would otherwise have accrued over the remainder of the Term but for the Event of Default. The amounts specified in such notice shall bear interest at the Post-Default Rate from the payment date specified in such notice until payment is made.

     In addition, LESSEE shall be liable, for any and all unpaid Basic Rent then due and Supplemental Rent then due hereunder before or during or after the exercise of any of the foregoing remedies and for all legal fees and other costs and expenses incurred by LESSOR by reason of the occurrence of any Event of Default or the exercise of LESSOR's remedies with respect thereto, including all costs and expenses incurred in connection with the return of all or any part of the Engines in accordance with Section 10 or
                                                                ----------
this Section 14 or in storing or maintaining the Engines or any part thereof or
     ----------
placing the same in the condition and airworthiness required by Section 10.
                                                                ----------

     Except as otherwise expressly provided above, no remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to LESSOR at law or in equity, and the exercise or beginning of exercise by LESSOR of any one or more of such remedies shall not preclude the simultaneous or later exercise by LESSOR of any or all such other remedies; provided, that LESSOR may recover only once from each element of damages sustained and, provided further, that the preceding proviso shall not be deemed to require proof of damages actually sustained in the case of liquidated damages provided for herein. No express or implied waiver by LESSOR of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. To the extent permitted by law, LESSEE hereby waives any rights now or hereafter conferred by statute or otherwise (A) that may require LESSOR to lease or otherwise use or dispose of the Engines or any part thereof in mitigation of LESSOR's damages as set forth in this Section 14, (B) that may confer any right
                                      ----------
to prior notice or judicial hearing in connection with LESSOR's taking possession or disposing of the Engines including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right that LESSEE might otherwise have under applicable law, (C) except as provided in this Section 14, that impose any requirements as to the time, place
                 ----------
or terms of lease other disposition or other requirements with respect to the enforcement of LESSOR's rights and remedies hereunder, (D) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in effect under applicable law that may have the effect of delaying the enforcement of this Lease or the absolute lease or other disposition of the Engine, or (E) that may otherwise limit or modify any of LESSOR's rights or remedies hereunder. The failure or delay of LESSOR in exercising any right or remedy granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right or remedy upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise hereunder of any particular right or remedy of LESSOR shall not exhaust the same or constitute a waiver of any other right provided herein.

     15.  Notices.  All notices required or permitted hereunder shall be in
          -------
writing and shall be delivered in person or sent by telecopier, international courier service or letter (mailed certified and return receipt requested), addressed to the parties as follows:

          if to LESSOR:     UniCapital Aircraft Engine Group, Inc.
                            79 Glover Avenue
                            Norwalk, CT 06850
                            Attention:  Mr. Randy Fiorenza
                            Fax:  (203) 847-9612
                            Telephone:  (203) 847-1401
        with a copy to:     Greenberg Traurig, P.A.
                            1221 Brickell Avenue
                            Miami, Florida  33131
                            Attention: Kenneth C. Hoffman, Esq.
                            Facsimile:   305-579-0717
                            Telephone:  305-579-0809

        if to LESSEE:       Tower Air, Inc.
                            Hangar 17
                            J.F.K. International Airport
                            Jamaica, NY  11430
                            Attention: William Cain
                            Fax: (718) 553-4387
                            Telephone:  (718) 553-4300

        with a copy to:     Hewes Gelband Lambert & Dann
                            1000 Potomac St. NW
                            Suite 300
                            Washington, D.C.  20007
                            Attention:  Steven L. Gelband, Esq.
                            Fax:  (202) 333-0871
                            Telephone:  (202) 337-6200


or at such other address as LESSEE or LESSOR shall from time to time designate in writing to the other. In the case of a notice delivered in person or sent by telecopier or international courier, notice will be deemed received upon actual receipt. In the case of a mailed letter, notice will be deemed received on the tenth (10th) Business Day after deposit in the mail, with proper postage for registered or certified first-class mail prepaid.

     16.  Governing Law and Jurisdiction.
          ------------------------------

          (a)  Governing Law.  This Lease shall in all respects be governed
               -------------
by, and construed in accordance with, the internal laws of the State of New York, inclusive of all matters of construction, validity and performance.

          (b)  Jurisdiction; Service of Process.  Each of LESSEE and LESSOR
               --------------------------------
hereby irrevocably submits to the jurisdiction of any State or federal court sitting in New York State in any action or proceeding arising out of or relating to this Agreement, and each of LESSEE and LESSOR hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state court or, to the extent permitted by law, in such federal court. Each of LESSEE and LESSOR hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each of LESSEE and LESSOR irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in Section 15.
                                                                    ----------
LESSEE agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 16(b) shall affect the right of any
                                 -------------
other party to serve legal process in any other manner permitted by law or affect the right of any other party to bring any action or proceeding against LESSEE, or its respective properties in the courts of other jurisdictions. LESSEE AND LESSOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATING TO THIS LEASE.

          (c)  Waiver of Immunity.  To the extent that LESSEE has or hereafter
               ------------------
may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, LESSEE hereby irrevocably waives such immunity in respect of its obligations under this Agreement and all other documents and agreements relating to the Engines and the transactions referred to or contemplated herein.

     17.  Miscellaneous.
          -------------

          (a)  Entire Agreement.  This Lease constitutes the entire agreement
               ----------------
between the parties concerning the subject matter hereof, and supersedes all previous proposals, agreements, understandings, negotiations and other written and oral communications in relation hereto. NO TERM OR PROVISION OF THIS LEASE MAY BE CHANGED, WAIVED, DISCHARGED OR TERMINATED, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY A DULY AUTHORIZED REPRESENTATIVE OF THE PARTY AGAINST WHICH THE ENFORCEMENT OF THE CHANGE, WAIVER, DISCHARGE OR TERMINATION IS SOUGHT. This Lease shall constitute an agreement of lease, and nothing herein shall be construed as conveying to LESSEE any right, title or interest in the Engines or any Part except as a lessee only.

          (b)  English Language.  All notices, communications, reports,
               ----------------
opinions and other documents given under this Lease shall be in the English language, or shall be accompanied by a certified copy of an English translation thereof, and the English-language version of this Lease and other documents contemplated hereunder shall govern all questions of compliance, construction and interpretation with respect thereto.

          (c)  LESSOR's Right to Perform for LESSEE.  If LESSEE fails to make
               ------------------------------------
any payment of Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, LESSOR may itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of any expenses of LESSOR incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be deemed Supplemental Rent payable by LESSEE upon demand; provided, however, that no such payment, performance or compliance by LESSOR shall (i) be deemed to have satisfied the obligation of LESSEE to make such payment or to perform or comply with such agreement, as the case may be, unless and until LESSEE shall have paid all such Supplemental Rent payable pursuant to this section by reason of such failure or (ii) be deemed a waiver of LESSOR's rights and remedies against LESSEE hereunder.

          (d)  Application of Payments During Existence of Default.  Any
               ---------------------------------------------------
amount referred to herein that is payable to LESSEE shall not be paid to LESSEE, or if it has been previously paid directly to LESSEE, shall not be retained by LESSEE, if at the time of such payment a Default or Event of Default shall have occurred and be continuing, but shall be paid to and held by LESSOR as security for and may be applied to the obligations of LESSEE under this Lease and, at such time as LESSOR shall receive evidence in form and substance satisfactory to it that there is not continuing any such Default or Event of Default, all such amounts in excess of amounts so paid on obligations of LESSEE shall be paid to LESSEE.

          (e)  Quiet Enjoyment.  LESSOR covenants that, if and so long as no
               ---------------
Default or Event of Default shall have occurred and be continuing, LESSEE shall quietly enjoy the Engines without interference by LESSOR or any Person lawfully claiming by or through LESSOR.

          (f)  Expenses.  LESSEE agrees to reimburse LESSOR for LESSOR's out-
               --------
of-pocket costs and expenses, including attorney's fees, incurred in connection with the preparation, negotiation and delivery of any amendments, modifications or waivers required by this Lease or requested by LESSEE (or resulting from any requests of LESSEE) hereunder.

          (g)  Further Assurances.  LESSEE will promptly and duly execute and
               ------------------
deliver to LESSOR such further documents and assurances and take such further action as LESSOR may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of LESSOR hereunder.

          (h)  Invalidity of any Provision.  Any provision of this Lease that
               ---------------------------
is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the fullest extent permitted by applicable law, LESSEE hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

          (i)  Headings.  All section and paragraph headings and captions are
               --------
purely for convenience of reference only and shall not modify, define, expand, limit or otherwise affect any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Lease.

          (j)  Third Party Beneficiaries.  LESSEE recognizes that this Lease
               -------------------------
confers certain rights and interests on the Indemnitees. Notwithstanding that the Indemnitees are not parties to this Lease, the Indemnitees are intended third party beneficiaries of such rights and interests and LESSOR hereby acknowledges that the Indemnitees may enforce such rights and interests directly, as if they were parties to this Lease.

                         (Continued on Signature Page)

     IN WITNESS WHEREOF, LESSOR and LESSEE have each caused this Agreement to be duly executed as of the day and year first above written.


                         UNICAPITAL AIRCRAFT ENGINE GROUP, INC.

                         By:______________________________________________
                           Name:   Randall P. Fiorenza
                           Title:  President and Chief Operating Officer

                         TOWER AIR, INC.

                         By:______________________________________________
                           Name:   William Cain
                           Title:  Senior Vice President - Engineering and
                                   Maintenance

                                  SCHEDULE 1
                                  ----------

                                  BASIC RENT
                                  ----------

Engine                                                  Basic Rent
------                                                  ----------
Engine 702083.........................................  $57,946.49
Engine 686106.........................................  $31,607.17
Engine 662751.........................................  $21,071.45
Engine 662749.........................................  $26,339.31
Engine 662550.........................................  $10,535.72
Engine 662498.........................................  $26,339.31
Engine 662338.........................................  $36,875.04
Engine 662323.........................................  $52,678.62
Engine 662270.........................................  $10,535.73






                                 Schedule 1-1

                                   SCHEDULE 2
                                   ----------

                             STIPULATED LOSS VALUES
                             ----------------------

Engine                                                Stipulated Loss Value
------                                                ---------------------
Engine 702083.......................................       $2,750,000
Engine 686106.......................................       $1,500,000
Engine 662751.......................................       $1,000,000
Engine 662749.......................................       $1,250,000
Engine 662550.......................................       $  500,000
Engine 662498.......................................       $1,250,000
Engine 662338.......................................       $1,750,000
Engine 662323.......................................       $2,500,000
Engine 662270.......................................       $  500,000





                                 Schedule 2-1

                                   SCHEDULE 3
                                   ----------

                             OPTION EXERCISE PRICES
                             ----------------------

     The amount of the Option Exercise Price as of any date shall mean the amount of Dollars computed with reference to the date of payment in accordance with the attached table (amounts assume that all Rent due on or prior to the relevant Option Exercise Date has been paid to LESSOR):


     Option Exercise Date                             Option Exercise Price
------------------------------                   ------------------------------

     March 8, 1999                                      $12,726,071.16
     April 8, 1999                                      $12,558,192.91
     May 8, 1999                                        $12,388,915.68
     June 8, 1999                                       $12,218,227.80
     July 8, 1999                                       $12,046,117.52
     August 8, 1999                                     $11,872,572.98
     September 8, 1999                                  $11,697,582.25
     October 8, 1999                                    $11,521,133.26
     November 8, 1999                                   $11,343,213.86
     December 8, 1999                                   $11,163,811.80
     January 8, 2000                                    $10,982,914.73
     February 8, 2000                                   $10,800,510.18
     March  8, 2000                                     $10,616,585.59
     April  8, 2000                                     $10,431,128.30
     May  8, 2000                                       $10,244,125.53
     June  8, 2000                                      $10,055,564.40
     July  8, 2000                                       $9,865,431.92
     August 8, 2000                                      $9,673,715.01
     September 8, 2000                                   $9,480,400.46
     October 8, 2000                                     $9,285,474.96
     November 8, 2000                                    $9,088,925.08
     December 8, 2000                                    $8,890,737.28
     January 8, 2001                                     $8,690,897.92


                                 Schedule 3-1

     Option Exercise Date                             Option Exercise Price
------------------------------                   ------------------------------

     February 8, 2001                                    $8,489,393.23
     March  8, 2001                                      $8,286,209.33
     April  8, 2001                                      $8,081,332.23
     May  8, 2001                                        $7,874,747.83
     June  8, 2001                                       $7,666,441.88
     July  8, 2001                                       $7,456,400.06
     August 8, 2001                                      $7,244,607.89
     September 8, 2001                                   $7,031,050.78
     October 8, 2001                                     $6,815,714.03
     November 8, 2001                                    $6,598,582.81
     December 8, 2001                                    $6,379,642.16
     January 8, 2002                                     $6,158,877.00
     February 8, 2002                                    $5,936,272.13
     March  8, 2002                                      $5,711,812.22
     April  8, 2002                                      $5,485,481.82
     May  8, 2002                                        $5,257,265.32
     June  8, 2002                                       $5,027,147.02
     July  8, 2002                                       $4,795,111.07
     August 8, 2002                                      $4,561,141.49
     September 8, 2002                                   $4,325,222.16
     October 8, 2002                                     $4,087,336.84
     November 8, 2002                                    $3,847,469.14
     December 8, 2002                                    $3,605,602.54
     January 8, 2003                                     $3,361,720.39
     February 8, 2003                                    $3,115,805.89
     March  8, 2003                                      $2,867,842.10
     April  8, 2003                                      $2,617,811.93
     May  8, 2003                                        $2,365,698.19
     June  8, 2003                                       $2,111,483.50
     July  8, 2003                                       $1,855,150.36
     August 8, 2003                                      $1,596,681.11
     September 8, 2003                                   $1,336,057.95
     October 8, 2003                                     $1,073,262.93
     November 8, 2003                                      $808,277.95
     December 8, 2003                                      $541,084.76
     January 8, 2004                                       $271,664.96
     February 8, 2004                                            $1.00

                                 Schedule 3-2